ADVISORS SERIES TRUST

AMENDED AND RESTATED CUSTODY AGREEMENT

THIS AGREEMENT, originally made and entered into as of June 6, 2006, by and between ADVISORS SERIES TRUST, a Delaware statutory trust (the “Trust”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America with its principal place of business in Minneapolis, Minnesota (the “Custodian”), is hereby amended and restated as of December 6, 2012.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is authorized to issue shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the Custodian is a bank having the requirements prescribed in Section 26(a)(1) of the 1940 Act; and

WHEREAS, the Trust desires to retain the Custodian to act as custodian of the cash and securities of each series of the Trust listed on the exhibits hereto (as amended from time to time) (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the Board of Trustees of the Trust has delegated to the Custodian the responsibilities set forth in Rule 17f-5(c) under the 1940 Act and the Custodian is willing to undertake the responsibilities and serve as the foreign custody manager for the Trust.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Whenever used in this Agreement, the following words and phrases shall have the meanings set forth below unless the context otherwise requires:

1.01 “Authorized Person” means any Officer or person who has been designated as such by written notice and named in Exhibit A and delivered to the Custodian by the Trust, or if the Trust has notified the Custodian in writing that it has an authorized investment manager or other agent, delivered to the Custodian by the Trust’s investment advisor or other agent.  Such Officer or person shall continue to be an Authorized Person until such time as the Custodian receives Written Instructions from the Trust or the Trust’s investment advisor or other agent that any such person is no longer an Authorized Person.

1.02 “Board of Trustees” shall mean the trustees from time to time serving under the Trust’s declaration of trust, as amended from time to time.

1.03   “Book-Entry System” shall mean a federal book-entry system as provided in Subpart O of Treasury Circular No. 300, 31 CFR 306, in Subpart B of 31 CFR Part 350, or in such book-entry regulations of federal agencies as are substantially in the form of such Subpart O.

1.04   “Business Day” shall mean any day recognized as a settlement day by The New York Stock Exchange, Inc. and any other day for which the Trust computes the net asset value of Shares of the Fund.

1.05   “Eligible Foreign Custodian” has the meaning set forth in Rule 17f-5(a)(1), including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the SEC), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

1.06   “Eligible Securities Depository” has the meaning set forth in Rule 17f-7(b)(1) under the 1940 Act.

1.07   “Foreign Securities” means any investments of a Fund (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect such Fund’s transactions in such investments.

1.08   “Fund Custody Account” shall mean any of the accounts in the name of the Fund, which is provided for in Section 3.2 below.

1.09   “IRS” shall mean the Internal Revenue Service.

1.10   “FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

1.11   “Loan” means any U.S. dollar denominated commercial loan, or participation therein, made by a bank or other financial institution that by its terms provides for payments of principal and/or interest, including discount obligations and payment- in-kind obligations, acquired by any Fund from time to time.

1.12   “Loan Checklist” means a list delivered to the Custodian in connection with delivery of a Loan to the Custodian that identifies the items contained in the related Loan File.

1.13   “Loan Documents” means those documents to the extent delivered to the Custodian.

1.14   “Loan File” means, with respect to each Loan delivered to the Custodian, each of the Loan Documents identified on the related Loan Checklist.

1.15   “Noteless Loan” means a Loan with respect to which (i) the related loan agreement does not require the obligor to execute and deliver an Underlying Note to evidence the indebtedness created under such Loan and (ii) no Underlying Notes are outstanding with respect to the portion of the Loan transferred to a Fund.

1.16   “Officer” shall mean the Chairman, President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Trust.

1.17   “Participation” means an interest in a Loan that is acquired indirectly by way of a participation from a selling institution.

1.18   “Proper Instructions” shall mean Written Instructions.

1.19   “SEC” shall mean the U.S. Securities and Exchange Commission.

1.20   “Securities” shall include, without limitation, common and preferred stocks, bonds, call options, put options, debentures, notes, bank certificates of deposit, bankers' acceptances, Loans, mortgage-backed securities or other obligations, and any certificates, receipts, warrants or other instruments or documents representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or any similar property or assets that the Custodian or its agents have the facilities to clear and service.

1.21   “Securities Depository” shall mean The Depository Trust Company and any other clearing agency registered with the SEC under Section 17A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), which acts as a system for the central handling of Securities where all Securities of any particular class or series of an issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the Securities.

1.22   “Shares” shall mean, with respect to a Fund, the units of beneficial interest issued by the Trust on account of the Fund.

1.23   “Sub-Custodian” shall mean and include (i) any branch of a “U.S. bank,” as that term is defined in Rule 17f-5 under the 1940 Act, and (ii) any “Eligible Foreign Custodian” having a contract with the Custodian which the Custodian has determined will provide reasonable care of assets of the Fund based on the standards specified in Section 3.3 below.  Such contract shall be in writing and shall include provisions that provide: (i) for indemnification or insurance arrangements (or any combination of the foregoing) such that the Fund will be adequately protected against the risk of loss of assets held in accordance with such contract; (ii) that the Foreign Securities will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Sub-Custodian or its creditors except a claim of payment for their safe custody or administration, in the case of cash deposits, liens or rights in favor of creditors of the Sub-Custodian arising under bankruptcy, insolvency, or similar laws; (iii) that beneficial ownership for the Foreign Securities will be freely transferable without the payment of money or value other than for safe custody or administration; (iv) that adequate records will be maintained identifying the assets as belonging to the Fund or as being held by a third party for the benefit of the Fund; (v) that the Fund’s independent public accountants will be given access to those records or confirmation of the contents of those records; and (vi) that the Fund will receive periodic reports with respect to the safekeeping of the Fund’s assets, including, but not limited to, notification of any transfer to or from a Fund's account or a third party account containing assets held for the benefit of the Fund.  Such contract may contain, in lieu of any or all of the provisions specified in (i)-(vi) above, such other provisions that the Custodian determines will provide, in their entirety, the same or a greater level of care and protection for Fund assets as the specified provisions.

1.24   “Trade Confirmation” means a confirmation to the Custodian from the Trust (or Fund) of a Fund’s acquisition of a Loan, and setting forth applicable information with respect to such Loan, which confirmation may be in the form of Schedule A attached hereto and made a part hereof, subject to such changes or additions as may be agreed to by, or in such other form as may be agreed to by, the Custodian and the Trust from time to time.

1.25   “Underlying Note” means the one or more promissory notes executed by an obligor evidencing a Loan.

1.26    Written Instructions” shall mean (i) written communications actually received by the Custodian and signed by an Authorized Person, (ii) communications by facsimile or Internet electronic e-mail or any other such system from one or more persons reasonably believed by the Custodian to be an Authorized Person.

ARTICLE II.

APPOINTMENT OF CUSTODIAN

2.01   Appointment.  The Trust hereby appoints the Custodian as custodian of all Securities and cash owned by or in the possession of the Fund at any time during the period of this Agreement, on the terms and conditions set forth in this Agreement, and the Custodian hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement.  The Trust hereby delegates to the Custodian, subject to Rule 17f-5(b), the responsibilities with respect to the Fund’s Foreign Securities, and the Custodian hereby accepts such delegation as foreign custody manager with respect to the Fund.  The services and duties of the Custodian shall be confined to those matters expressly set forth herein, and no implied duties are assumed by or may be asserted against the Custodian hereunder.

2.02   Documents to be Furnished.  The following documents, including any amendments thereto, will be provided contemporaneously with the execution of the Agreement to the Custodian by the Trust:

 (a)   A copy of the Trust’s declaration of trust, certified by the Secretary;

 (b)  A copy of the Trust’s bylaws, certified by the Secretary;

 (c)  A copy of the resolution of the Board of Trustees of the Trust appointing the Custodian, certified by the Secretary;

 (d)  A copy of the current prospectuses of each Fund (the “Prospectus”);

 (e)   A certification of the Chairman or the President and the Secretary of the Trust setting forth the names and signatures of the current Officers of the Trust and other Authorized Persons; and

 (f)  An executed authorization required by the Shareholder Communications Act of 1985, attached hereto as Exhibit B.

2.03   Notice of Appointment of Transfer Agent.  The Trust agrees to notify the Custodian in writing of the appointment, termination or change in appointment of any transfer agent of the Fund.

ARTICLE III.

CUSTODY OF CASH AND SECURITIES

3.01   Segregation.  All Securities and non-cash property held by the Custodian for the account of the Fund (other than Securities maintained in a Securities Depository, Eligible Securities Depository or Book-Entry System) shall be physically segregated from other Securities and non-cash property in the possession of the Custodian (including the Securities and non-cash property of the other series of the Trust, if applicable) and shall be identified as subject to this Agreement.

3.02   Fund Custody and Cash Accounts.  As to each Fund, the Custodian shall open and maintain in its trust department: (x) a custody account in the name of the Trust coupled with the name of the Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all Securities (other than Loans), cash and other assets of such Fund which are delivered to it and (y) cash accounts, including any subaccounts, in the name of the Trust coupled with the name of the Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all principal and interest received with respect to the Loans.  The amounts held in the cash accounts shall be transferred in the respective Fund’s custody account on a daily basis.

3.03   Appointment of Agents.

(a)
In its discretion, the Custodian may appoint one or more Sub-Custodians to establish and maintain arrangements with (i) Eligible Securities Depositories or (ii) Eligible Foreign Custodians who are members of the Sub-Custodian’s network to hold Securities and cash of the Fund and to carry out such other provisions of this Agreement as it may determine; provided, however, that the appointment of any such agents and maintenance of any Securities and cash of the Fund shall be at the Custodian's expense and shall not relieve the Custodian of any of its obligations or liabilities under this Agreement.  The Custodian shall be liable for the actions of any Sub-Custodians (regardless of whether assets are maintained in the custody of a Sub-Custodian, a member of its network or an Eligible Securities Depository) appointed by it as if such actions had been done by the Custodian.  If, after the initial appointment of Sub-Custodians by the Board of Trustees in connection with this Agreement, the Custodian wishes to appoint other Sub-Custodians to hold property of the Fund, it will so notify the Trust and make the necessary determinations as to any such new Sub-Custodian's eligibility under Rule 17f-5 under the 1940 Act.

(b)
In performing its delegated responsibilities as foreign custody manager to place or maintain the Fund’s assets with a Sub-Custodian, the Custodian will determine that the Fund’s assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Fund’s assets will be held by that Sub-Custodian, after considering all factors relevant to safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

(c)	The agreement between the Custodian and each Sub-Custodian acting hereunder shall contain the required provisions set forth in Rule 17f-5(c)(2) under the 1940 Act.

(d)
At the end of each calendar quarter, the Custodian shall provide written reports notifying the Board of Trustees of the withdrawal or placement of the Securities and cash of the Fund with a Sub-Custodian and of any material changes in the Fund’s arrangements.  Such reports shall include an analysis of the custody risks associated with maintaining assets with any Eligible Securities Depositories.  The Custodian shall promptly take such steps as may be required to withdraw assets of the Fund from any Sub-Custodian arrangement that has ceased to meet the requirements of Rule 17f-5 or Rule 17f-7 under the 1940 Act, as applicable.

(e)
With respect to its responsibilities under this Section 3.3, the Custodian hereby warrants to the Trust that it agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of property of the Fund; provided, however, with respect to custody of any Loans, the Custodian’s responsibility shall be limited to the exercise of reasonable care by the Custodian in the physical custody of any such documents delivered to it, and any related instrument, security, credit agreement, assignment agreement and/or other agreements or documents, if any, that may be delivered to it.  The Custodian further warrants that the Fund's assets will be subject to reasonable care if maintained with a Sub-Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation:  (i) the Sub-Custodian's practices, procedures, and internal controls for certificated securities (if applicable), its method of keeping custodial records, and its security and data protection practices;  (ii)  whether the Sub-Custodian has the requisite financial strength to provide reasonable care for Fund assets; (iii)  the Sub-Custodian's general reputation and standing and, in the case of a Securities Depository, the Securities Depository's operating history and number of participants; and (iv) whether the Fund will have jurisdiction over and be able to enforce judgments against the Sub-Custodian, such as by virtue of the existence of any offices of the Sub-Custodian in the United States or the Sub-Custodian's consent to service of process in the United States.

(f)
The Custodian shall establish a system or ensure that its Sub-Custodian has established a system to monitor on a continuing basis (i) the appropriateness of maintaining the Fund’s assets with a Sub-Custodian or Eligible Foreign Custodians who are members of a Sub-Custodian’s network; (ii) the performance of the contract governing the Fund’s arrangements with such Sub-Custodian or Eligible Foreign Custodian’s members of a Sub-Custodian’s network; and (iii) the custody risks of maintaining assets with an Eligible Securities Depository.  The Custodian must promptly notify the Fund or its investment adviser of any material change in these risks.

(g)
The Custodian shall use commercially reasonable efforts to collect all income and other payments with respect to Foreign Securities to which the Fund shall be entitled and shall credit such income, as collected, to the Trust.  In the event that extraordinary measures are required to collect such income, the Trust and Custodian shall consult as to the measures and as to the compensation and expenses of the Custodian relating to such measures.

3.04   Delivery of Assets to Custodian.

(a)
The Trust shall deliver, or cause to be delivered, to the Custodian all of the Fund's Securities, cash and other investment assets, including (i) all payments of income, payments of principal and capital distributions received by the Fund with respect to such Securities, cash or other assets owned by the Fund at any time during the period of this Agreement, and (ii) all cash received by the Fund for the issuance of Shares.  With respect to Loans, the Loan Documents and other underlying loan documents may be delivered to the Custodian at the address identified below in Section 15.08.  With respect to assets other than Loans, such assets shall be delivered to the Custodian, and at the address identified below in Section 15.08.   Except to the extent otherwise expressly provided herein, delivery of Securities to the Custodian shall be in Street Name or other good delivery form.  The Custodian shall not be responsible for such Securities, cash or other assets until actually delivered to, and received by it.  The Custodian shall not be responsible for such Securities, cash or other assets until actually received by it.

3.05   Securities Depositories and Book-Entry Systems.  The Custodian may deposit and/or maintain Securities (excluding Loans) of the Fund in a Securities Depository or in a Book-Entry System, subject to the following provisions:

(a)
The Custodian, on an on-going basis, shall deposit in a Securities Depository or Book-Entry System all Securities eligible for deposit therein and shall make use of such Securities Depository or Book-Entry System to the extent possible and practical in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of collateral consisting of Securities.

(b)
Securities (other than Loans) of the Fund kept in a Book-Entry System or Securities Depository shall be kept in an account (“Depository Account”) of the Custodian in such Book-Entry System or Securities Depository which includes only assets held by the Custodian as a fiduciary, custodian or otherwise for customers.

(c)
The records of the Custodian with respect to Securities of the Fund maintained in a Book-Entry System or Securities Depository shall, by book-entry, identify such Securities (other than Loans) as belonging to the Fund.

(d)
If Securities purchased by the Fund are to be held in a Book-Entry System or Securities Depository, the Custodian shall pay for such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that such Securities have been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund.  If Securities sold by the Fund are held in a Book-Entry System or Securities Depository, the Custodian shall transfer such Securities upon (i) receipt of advice from the Book-Entry System or Securities Depository that payment for such Securities has been transferred to the Depository Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund.

(e)
The Custodian shall provide the Trust with copies of any report (obtained by the Custodian from a Book-Entry System or Securities Depository in which Securities of the Fund are kept) on the internal accounting controls and procedures for safeguarding Securities deposited in such Book-Entry System or Securities Depository.

(f)
Notwithstanding anything to the contrary in this Agreement, the Custodian shall be liable to the Trust for any loss or damage to the Fund resulting from (i) the use of a Book-Entry System or Securities Depository by reason of any negligence or willful misconduct on the part of the Custodian or any Sub-Custodian, or (ii) failure of the Custodian or any Sub-Custodian to enforce effectively such rights as it may have against a Book-Entry System or Securities Depository.  At its election, the Trust shall be subrogated to the rights of the Custodian with respect to any claim against a Book-Entry System or Securities Depository or any other person from any loss or damage to the Fund arising from the use of such Book-Entry System or Securities Depository, if and to the extent that the Fund has not been made whole for any such loss or damage.

(g)
With respect to its responsibilities under this Section 3.05 and pursuant to Rule 17f-4 under the 1940 Act, the Custodian hereby warrants to the Trust that it agrees to (i) exercise due care in accordance with reasonable commercial standards in discharging its duty as a securities intermediary to obtain and thereafter maintain such assets, (ii) provide, promptly upon request by the Trust, such reports as are available concerning the Custodian’s internal accounting controls and financial strength, and (iii) require any Sub-Custodian to exercise due care in accordance with reasonable commercial standards in discharging its duty as a securities intermediary to obtain and thereafter maintain assets corresponding to the security entitlements of its entitlement holders.

3.06   Disbursement of Moneys from Fund Custody Account.  Upon receipt of Proper Instructions, the Custodian shall disburse moneys from the Fund Custody Account but only in the following cases:

(a)
For the purchase of Securities for the Fund but only in accordance with Section 4.01 of this Agreement and only (i) in the case of Securities (other than options on Securities, futures contracts and options on futures contracts), against the delivery to the Custodian (or any Sub-Custodian) of such Securities registered as provided in Section 3.09 below or in proper form for transfer, or if the purchase of such Securities is effected through a Book-Entry System or Securities Depository, in accordance with the conditions set forth in Section 3.05 above; (ii) in the case of options on Securities, against delivery to the Custodian (or any Sub-Custodian) of such receipts as are required by the customs prevailing among dealers in such options; (iii) in the case of futures contracts and options on futures contracts, against delivery to the Custodian (or any Sub-Custodian) of evidence of title thereto in favor of the Fund or any nominee referred to in Section 3.09 below; and (iv) in the case of repurchase or reverse repurchase agreements entered into between the Trust and a bank which is a member of the Federal Reserve System or between the Trust and a primary dealer in U.S. Government securities, against delivery of the purchased Securities either in certificate form or through an entry crediting the Custodian's account at a Book-Entry System or Securities Depository with such Securities;

(b)	In connection with the conversion, exchange or surrender, as set forth in Section 3.07(f) below, of Securities owned by the Fund;

(c)	For the payment of any dividends or capital gain distributions declared by the Fund;

(d)	In payment of the redemption price of Shares as provided in Section 5.01 below;

(e)
For the payment of any expense or liability incurred by the Fund, including, but not limited to, the following payments for the account of the Fund:  interest; taxes; administration, investment advisory, accounting, auditing, transfer agent, custodian, trustee and legal fees; and other operating expenses of the Fund; in all cases, whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

(f)
For transfer in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of FINRA, relating to compliance with rules of the Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

(g)
For transfer in accordance with the provisions of any agreement among the Trust, the Custodian and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

(h)
For the funding of any uncertificated time deposit or other interest-bearing account with any banking institution (including the Custodian), which deposit or account has a term of one year or less; and

(i)
For any other proper purpose, but only upon receipt of Proper Instructions, specifying the amount and purpose of such payment, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom such payment is to be made.

3.07   Delivery of Securities from Fund Custody Account.  Upon receipt of Proper Instructions, the Custodian shall release and deliver, or cause the Sub-Custodian to release and deliver, Securities from the Fund Custody Account or Loan Documents but only in the following cases:

(a)	Upon the sale of Securities for the account of the Fund but only against receipt of payment therefor in cash, by certified or cashiers check or bank credit;

(b)	In the case of a sale effected through a Book-Entry System or Securities Depository, in accordance with the provisions of Section 3.05 above;

(c)
To an offeror’s depository agent in connection with tender or other similar offers for Securities of the Fund; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

(d)
To the issuer thereof or its agent (i) for transfer into the name of the Fund, the Custodian or any Sub-Custodian, or any nominee or nominees of any of the foregoing, or (ii) for exchange for a different number of certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new Securities are to be delivered to the Custodian;

(e)	To the broker selling the Securities, for examination in accordance with the “street delivery” custom;

(f)
For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the issuer of such Securities, or pursuant to provisions for conversion contained in such Securities, or pursuant to any deposit agreement, including surrender or receipt of underlying Securities in connection with the issuance or cancellation of depository receipts; provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

(g)	Upon receipt of payment therefor pursuant to any repurchase or reverse repurchase agreement entered into by the Fund;

(h)	In the case of warrants, rights or similar Securities, upon the exercise thereof, provided that, in any such case, the new Securities and cash, if any, are to be delivered to the Custodian;

(i)	For delivery in connection with any loans of Securities of the Fund, but only against receipt of such collateral as the Trust shall have specified to the Custodian in Proper Instructions;

(j)	For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Trust, but only against receipt by the Custodian of the amounts borrowed;

(k)	Pursuant to any authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Trust;

(l)
For delivery in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of FINRA, relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange (or of any similar organization or organizations) regarding escrow or other arrangements in connection with transactions by the Fund;

(m)
For delivery in accordance with the provisions of any agreement among the Trust, the Custodian and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market (or any similar organization or organizations) regarding account deposits in connection with transactions by the Fund;

(n)
For any other proper corporate purpose, but only upon receipt of Proper Instructions, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such Securities shall be made; or

(o)
To brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian’s own negligence or willful misconduct.

3.08   Actions Not Requiring Proper Instructions.  Unless otherwise instructed by the Trust, the Custodian shall with respect to all Securities held for the Fund:

(a)	Subject to Section 9.04 below, collect on a timely basis all income and other payments to which the Fund is entitled either by law or pursuant to custom in the securities business;

(b)
Present for payment and, subject to Section 9.04 below, collect on a timely basis the amount payable upon all Securities which may mature or be called, redeemed, or retired, or otherwise become payable;

(c)	Endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments;

(d)	Surrender interim receipts or Securities in temporary form for Securities in definitive form;

(e)
Execute, as custodian, any necessary declarations or certificates of ownership under the federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect, and prepare and submit reports to the IRS and the Trust at such time, in such manner and containing such information as is prescribed by the IRS;

(f)
Hold for the Fund, either directly or, with respect to Securities held therein, through a Book-Entry System or Securities Depository, all rights and similar Securities issued with respect to Securities of the Fund; and

(g)
In general, and except as otherwise directed in Proper Instructions, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with Securities and other assets of the Fund.

3.09   Registration and Transfer of Securities.  All Securities (other than Loans) held for the Fund that are issued or issuable only in bearer form shall be held by the Custodian in that form, provided that any such Securities shall be held in a Book-Entry System if eligible therefor.  All other Securities (other than Loans) held for the Fund may be registered in the name of the Fund, the Custodian, a Sub-Custodian or any nominee thereof, or in the name of a Book-Entry System, Securities Depository or any nominee of either thereof.  The records of the Custodian with respect to foreign securities of the Fund that are maintained with a Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers shall identify those securities as belonging to the Fund.  The Trust shall furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of any of the nominees referred to above or in the name of a Book-Entry System or Securities Depository, any Securities (other than Loans) registered in the name of the Fund.

3.10   Records.

(a)
The Custodian shall maintain complete and accurate records with respect to Securities, cash or other property held for the Fund, including (i) journals or other records of original entry containing an itemized daily record in detail of all receipts and deliveries of Securities and all receipts and disbursements of cash; (ii) ledgers (or other records) reflecting (A) Securities in transfer, (B) Securities in physical possession, (C) monies and Securities borrowed and monies and Securities loaned (together with a record of the collateral therefor and substitutions of such collateral), (D) dividends and interest received, and (E) dividends receivable and interest receivable; (iii) canceled checks and bank records related thereto; and (iv) all records relating to its activities and obligations under this Agreement.  The Custodian shall keep such other books and records of the Fund as the Trust shall reasonably request, or as may be required by the 1940 Act, including, but not limited to, Section 31 of the 1940 Act and Rule 31a-2 promulgated thereunder.

(b)
All such books and records maintained by the Custodian shall (i) be maintained in a form acceptable to the Trust and in compliance with the rules and regulations of the SEC, (ii) be the property of the Trust and at all times during the regular business hours of the Custodian be made available upon request for inspection by duly authorized officers, employees or agents of the Trust and employees or agents of the SEC, and (iii) if required to be maintained by Rule 31a-1 under the 1940 Act, be preserved for the periods prescribed in Rules 31a-1 and 31a-2 under the 1940 Act.

3.11   Fund Reports by Custodian.  The Custodian shall furnish the Trust with a daily activity statement and a summary of all transfers to or from each Fund Custody Account on the day following such transfers.  At least monthly, the Custodian shall furnish the Trust with a detailed statement of the Securities and moneys held by the Custodian and the Sub-Custodians for the Fund under this Agreement.

3.12   Other Reports by Custodian.  As the Trust may reasonably request from time to time, the Custodian shall provide the Trust with reports on the internal accounting controls and procedures for safeguarding Securities which are employed by the Custodian or any Sub-Custodian.

3.13   Proxies and Other Materials.  The Custodian shall cause all proxies relating to Securities which are not registered in the name of the Fund to be promptly executed by the registered holder of such Securities, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Trust such proxies, all proxy soliciting materials and all notices relating to such Securities.  With respect to the foreign Securities, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject to the laws, regulations and practical constraints that may exist in the country where such securities are issued.  The Trust acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Trust to exercise shareholder rights.

3.14   Information on Corporate Actions.  The Custodian shall promptly deliver to the Trust all information received by the Custodian and pertaining to Securities being held by the Fund with respect to optional tender or exchange offers, calls for redemption or purchase, or expiration of rights.  If the Trust desires to take action with respect to any tender offer, exchange offer or other similar transaction, the Trust shall notify the Custodian at least three Business Days prior to the date on which the Custodian is to take such action.  The Trust will provide or cause to be provided to the Custodian all relevant information for any Security which has unique put/option provisions at least three Business Days prior to the beginning date of the tender period.

ARTICLE IV.

PURCHASE AND SALE OF INVESTMENTS OF THE FUND

4.01   Purchase of Securities.

(a)
Promptly upon each purchase of Securities (other than Loans) for the Fund, Written Instructions shall be delivered to the Custodian, specifying (i) the name of the issuer or writer of such Securities, and the title or other description thereof, (ii) the number of shares, principal amount (and accrued interest, if any) or other units purchased, (iii) the date of purchase and settlement, (iv) the purchase price per unit, (v) the total amount payable upon such purchase, and (vi) the name of the person to whom such amount is payable.  The Custodian shall upon receipt of such Securities purchased by the Fund pay out of the moneys held for the account of the Fund the total amount specified in such Written Instructions to the person named therein.  The Custodian shall not be under any obligation to pay out moneys to cover the cost of a purchase of Securities for the Fund, if in the Fund Custody Account there is insufficient cash available to the Fund for which such purchase was made.

(b)	(i)
In connection with its acquisition of a Loan or other delivery of a Security constituting a Loan, the Trust shall deliver or cause to be delivered to the Custodian a properly completed Trade Confirmation containing such information in respect of such Loan as the Custodian may reasonably require in order to enable the Custodian to perform its duties hereunder in respect of such Loan on which the Custodian may conclusively rely without further inquiry or investigation, in such form and format as the Custodian reasonably may require, and may, but is not required, deliver to the Custodian the Loan Documents for all Loans, including the Loan Checklist.

(ii)
Notwithstanding anything herein to the contrary, delivery of Loans acquired by the Trust (or, if applicable, Subsidiary thereof) which constitute Noteless Loans or Participations or which are otherwise not evidenced by a “security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the UCC, respectively, shall be made by delivery to the Custodian of (i) in the case of a Noteless Loan, a copy of the loan register with respect to such Noteless Loan evidencing registration of such Loan on the books and records of the applicable obligor or bank agent to the name of the Fund or, if applicable, a Subsidiary (or, in either case, its nominee) or a copy (which may be a facsimile copy) of an assignment agreement  in favor of the Trust (or the applicable Subsidiary) as assignee, and (ii) in the case of a Participation, a copy of the related participation agreement.  Any duty on the part of the Custodian with respect to the custody of such Loans shall be limited to the exercise of reasonable care by the Custodian in the physical custody of any such documents delivered to it, and any related instrument, security, credit agreement, assignment agreement and/or other agreements or documents, if any (collectively, “Financing Documents”), that may be delivered to it.  Nothing herein shall require the Custodian to credit to the Securities Account or to treat as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC) any such Loan or other asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or to “maintain” a sufficient quantity thereof.

(iii)
The Custodian may assume the genuineness of any such Financing Document it may receive and the genuineness and due authority of any signatures appearing thereon, and shall be entitled to assume that each such Financing Document it may receive is what it purports to be.If an original “security” or “instrument” as defined in Section 8-102 and Section 9-102(a)(47) of the UCC, respectively, is or shall be or become available with respect to any Loan to be held by the Custodian under this Agreement, it shall be the sole responsibility of the Trust (or Fund) to make or cause delivery thereof to the Custodian, and the Custodian shall not be under any obligation at any time to determine whether any such original security or instrument has been or is required to be issued or made available in respect of any Loan or to compel or cause delivery thereof to the Custodian.

(iv)	Contemporaneously with the acquisition of any Loan, theTrust may (i) cause the Loan Documents evidencing such Loan to be delivered to the Custodian; (ii) if requested by the Custodian, provide to the Custodian an amortization schedule of principal payments and a schedule of the interest payable date(s) identifying the amount and due dates of all scheduled principal and interest payments for such Loan and (iii) a properly completed Trade Confirmation containing such information in respect of such Loan as the Custodian may reasonably require in order to enable the Custodian to perform its duties hereunder in respect of such Loan on which the Custodian may conclusively rely without further inquiry or investigation, in such form and format as the Custodian reasonably may require; (iv) take all actions reasonably necessary for the Fund to acquire good title to such Loan; and (v) take all actions as may be reasonably necessary (including appropriate payment notices and instructions to bank agents or other applicable paying agents) to cause (A) all payments in respect of the Loan to be made to the Custodian and (B) all notices, solicitations and other communications in respect of such Loan to be directed to the Trust. The Custodian shall have no liability for any delay or failure on the part of the Trust to provide necessary information to the Custodian, or for any inaccuracy therein or incompleteness thereof, or for any delay or failure on the part of the Trust to give such effective payment instruction to bank agents and other paying agents, in respect of the Loans. With respect to each such Loan, the Custodian shall be entitled to rely on any information and notices it may receive from time to time from the related bank agent, obligor or similar party with respect to the related Loan Asset, and shall be entitled to update its records (as it may deem necessary or appropriate), or from the Trust or Fund, on the basis of such information or notices received, without any obligation on its part independently to verify, investigate or recalculate such information.

4.02   Liability for Payment in Advance of Receipt of Securities Purchased.  In any and every case where payment for the purchase of Securities for the Fund is made by the Custodian in advance of receipt of the Securities purchased and in the absence of specified Written Instructions to so pay in advance, the Custodian shall be liable to the Fund for such payment.

4.03   Sale of Securities.  Promptly upon each sale of Securities by the Fund, Written Instructions shall be delivered to the Custodian, specifying (i) the name of the issuer or writer of such Securities, and the title or other description thereof, (ii) the number of shares, principal amount (and accrued interest, if any), or other units sold, (iii) the date of sale and settlement, (iv) the sale price per unit, (v) the total amount payable upon such sale, and (vi) the person to whom such Securities are to be delivered.  Upon receipt of the total amount payable to the Fund as specified in such Written Instructions, the Custodian shall deliver such Securities to the person specified in such Written Instructions.  Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.

4.04   Delivery of Securities Sold.  Notwithstanding Section 4.03 above or any other provision of this Agreement, the Custodian, when instructed to deliver Securities or Loan Documents against payment, shall be entitled, if in accordance with generally accepted market practice, to deliver such Securities or Loan Documents prior to actual receipt of final payment therefor.  In any such case, the Fund shall bear the risk that final payment for such Securities may not be made or that such Securities may be returned or otherwise held or disposed of by or through the person to whom they were delivered, and the Custodian shall have no liability for any for the foregoing.

4.05   Payment for Securities Sold.  In its sole discretion and from time to time, the Custodian may credit the Fund Custody Account, prior to actual receipt of final payment thereof, with (i) proceeds from the sale of Securities which it has been instructed to deliver against payment, (ii) proceeds from the redemption of Securities or other assets of the Fund, and (iii) income from cash, Securities or other assets of the Fund.  Any such credit shall be conditional upon actual receipt by Custodian of final payment and may be reversed if final payment is not actually received in full.  The Custodian may, in its sole discretion and from time to time, permit the Fund to use funds so credited to the Fund Custody Account in anticipation of actual receipt of final payment.  Any such funds shall be repayable immediately upon demand made by the Custodian at any time prior to the actual receipt of all final payments in anticipation of which funds were credited to the Fund Custody Account.

4.06   Advances by Custodian for Settlement.  The Custodian may, in its sole discretion and from time to time, advance funds to the Trust to facilitate the settlement of a Fund's transactions in the Fund Custody Account.  Any such advance shall be repayable immediately upon demand made by Custodian.

ARTICLE V.

REDEMPTION OF FUND SHARES

5.01   Transfer of Funds.  From such funds as may be available for the purpose in the relevant Fund Custody Account, and upon receipt of Proper Instructions specifying that the funds are required to redeem Shares of the Fund, the Custodian shall wire each amount specified in such Proper Instructions to or through such bank or broker-dealer as the Trust may designate.

5.02   No Duty Regarding Paying Banks.  Once the Custodian has wired amounts to a bank or broker-dealer pursuant to Section 5.01 above, the Custodian shall not be under any obligation to effect any further payment or distribution by such bank or broker-dealer.

ARTICLE VI.

SEGREGATED ACCOUNTS

6.01    Upon receipt of Proper Instructions, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Fund, into which account or accounts may be transferred cash and/or Securities, including Securities maintained in a Depository Account:

(a)
in accordance with the provisions of any agreement among the Trust, the Custodian and a broker-dealer registered under the 1934 Act and a member of FINRA (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

(b)
for purposes of segregating cash or Securities in connection with securities options purchased or written by the Fund or in connection with financial futures contracts (or options thereon) purchased or sold by the Fund;

(c)	which constitute collateral for loans of Securities made by the Fund;

(d)
for purposes of compliance by the Fund with requirements under the 1940 Act for the maintenance of segregated accounts by registered investment companies in connection with reverse repurchase agreements and when-issued, delayed delivery and firm commitment transactions; and

(e)
for other proper corporate purposes, but only upon receipt of Proper Instructions, setting forth the purpose or purposes of such segregated account and  declaring such purposes to be proper corporate purposes.

6.02    Each segregated account established under this Article VI shall be established and maintained for the Fund only.  All Proper Instructions relating to a segregated account shall specify the Fund.

ARTICLE VII.

COMPENSATION OF CUSTODIAN

7.01   Compensation.  The Custodian shall be compensated for providing the services set forth in this Agreement in accordance with the fee schedule set forth on the exhibits attached hereto (as amended from time to time).  The Custodian shall also be compensated for such out-of-pocket expenses (e.g., telecommunication charges, postage and delivery charges, and reproduction charges) as are reasonably incurred by the Custodian in performing its duties hereunder.  The Trust shall pay all such fees and reimbursable expenses within 30 calendar days following receipt of the billing notice, except for any fee or expense subject to a good faith dispute.  The Trust shall notify the Custodian in writing within 30 calendar days following receipt of each invoice if the Trust is disputing any amounts in good faith. The Trust shall pay such disputed amounts within 10 calendar days of the day on which the parties agree to the amount to be paid.  Notwithstanding anything to the contrary, amounts owed by the Trust to the Custodian shall only be paid out of the assets and property of the particular Fund involved.

7.02   Overdrafts.  The Trust is responsible for maintaining an appropriate level of short term cash investments to accommodate cash outflows.  The Trust may obtain a formal line of credit for potential overdrafts of its custody account.  In the event of an overdraft or in the event the line of credit is insufficient to cover an overdraft, the overdraft amount or the overdraft amount that exceeds the line of credit will be charged in accordance with the fee schedule set forth on Exhibit C hereto (as amended from time to time).

ARTICLE VIII.

REPRESENTATIONS AND WARRANTIES

8.01   Representations and Warranties of the Trust.  The Trust hereby represents and warrants to the Custodian, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(a)
It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(b)
This Agreement has been duly authorized, executed and delivered by the Trust in accordance with all requisite action and constitutes a valid and legally binding obligation of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(c)
It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement.

8.02   Representations and Warranties of the Custodian.  The Custodian hereby represents and warrants to the Trust, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(a)
It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(b)	It is a U.S. Bank as defined in section (a)(7) of Rule 17f-5.

(c)
This Agreement has been duly authorized, executed and delivered by the Custodian in accordance with all requisite action and constitutes a valid and legally binding obligation of the Custodian, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(d)
It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement.

ARTICLE IX.

CONCERNING THE CUSTODIAN

9.01   Standard of Care.  The Custodian shall exercise reasonable care in the performance of its duties under this Agreement.  The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement).  The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.  The Custodian shall promptly notify the Trust of any action taken or omitted by the Custodian pursuant to advice of counsel.

9.02   Actual Collection Required.  The Custodian shall not be liable for, or considered to be the custodian of, any cash belonging to the Fund or any money represented by a check, draft or other instrument for the payment of money, until the Custodian or its agents actually receive such cash or collect on such instrument.

9.03   No Responsibility for Title, etc.  So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received or delivered by it pursuant to this Agreement.

9.04   Limitation on Duty to Collect.  Custodian shall not be required to enforce collection, by legal means or otherwise, of any money or property due and payable with respect to Securities held for the Fund if such Securities are in default or payment is not made after due demand or presentation.

9.05   Reliance Upon Documents and Instructions.  The Custodian shall be entitled to rely upon any certificate, notice or other instrument in writing received by it and reasonably believed by it to be genuine.  The Custodian shall be entitled to rely upon any Written Instructions actually received by it pursuant to this Agreement.

9.06   Cooperation.  The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Trust to keep the books of account of the Fund and/or compute the value of the assets of the Fund.  The Custodian shall take all such reasonable actions as the Trust may from time to time request to enable the Trust to obtain, from year to year, favorable opinions from the Trust's independent accountants with respect to the Custodian's activities hereunder in connection with (i) the preparation of the Trust's reports on Form N-1A and Form N-SAR and any other reports required by the SEC, and (ii) the fulfillment by the Trust of any other requirements of the SEC.

ARTICLE X.

INDEMNIFICATION

10.01   Indemnification by Trust.  The Trust shall indemnify and hold harmless the Custodian, any Sub-Custodian and any nominee thereof (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys' fees) that an Indemnified Party may sustain or incur or that may be asserted against an Indemnified Party by any person arising directly or indirectly (i) from the fact that Securities are registered in the name of any such nominee, (ii) from any action taken or omitted to be taken by the Custodian or such Sub-Custodian (a) at the request or direction of or in reliance on the advice of the Trust, or (b) upon Proper Instructions, or (iii) from the performance of its obligations under this Agreement or any sub-custody agreement, provided that neither the Custodian nor any such Sub-Custodian shall be indemnified and held harmless from and against any such claim, demand, loss, expense or liability arising out of or relating to its refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement), or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement).  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the terms “Custodian” and “Sub-Custodian” shall include their respective directors, officers and employees.

10.02   Indemnification by Custodian.  The Custodian shall indemnify and hold harmless the Trust from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising directly or indirectly out of any action taken or omitted to be taken by an Indemnified Party as a result of the Indemnified Party’s refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement), or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement).  This indemnity shall be a continuing obligation of the Custodian, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Trust’s trustees, officers and employees.

10.03   Security.  If the Custodian advances cash or Securities to the Fund for any purpose, either at the Trust's request or as otherwise contemplated in this Agreement, or in the event that the Custodian or its nominee incurs, in connection with its performance under this Agreement, any claim, demand, loss, expense or liability (including reasonable attorneys' fees) (except such as may arise from its or its nominee's bad faith, negligence or willful misconduct), then, in any such event, any property at any time held for the account of the Fund shall be security therefor, and should the Fund fail promptly to repay or indemnify the Custodian, the Custodian shall be entitled to utilize available cash of such Fund and to dispose of other assets of such Fund to the extent necessary to obtain reimbursement or indemnification.

10.04   Miscellaneous.

(a)	Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

(b)	The indemnity provisions of this Article shall indefinitely survive the termination and/or assignment of this Agreement.

(c)
In order that the indemnification provisions contained in this Article X shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification and will keep the indemnitor advised with respect to all developments concerning such claim.  The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification.  In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this Article X.  The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.  Upon request, the indemnitee shall provide reasonable assistance (at the indemnitors cost) to the indemnitor so that indemnitor may defend such claim.

ARTICLE XI.

FORCE MAJEURE

Neither the Custodian nor the Trust shall be liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; acts of terrorism; sabotage; strikes; epidemics; riots; power failures; computer failure and any such circumstances beyond its reasonable control as may cause interruption, loss or malfunction of utility, transportation, computer (hardware or software) or telephone communication service; accidents; labor disputes; acts of civil or military authority; governmental actions; or inability to obtain labor, material, equipment or transportation; provided, however, that in the event of a failure or delay, the Custodian (i) shall not discriminate against the Fund in favor of any other customer of the Custodian in making computer time and personnel available to input or process the transactions contemplated by this Agreement, and (ii) shall use its best efforts to ameliorate the effects of any such failure or delay.

ARTICLE XII.

PROPRIETARY AND CONFIDENTIAL INFORMATION

12.01   The Custodian agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Custodian may be exposed to civil or criminal contempt proceedings for failure to comply, (ii) when requested to divulge such information by duly constituted authorities although the Custodian will promptly report such disclosure to the Trust if disclosure is permitted by applicable law and regulation, or (iii) when so requested by the Trust.  Records and other information which have become known to the public through no wrongful act of the Custodian or any of its employees, agents or representatives, and information that was already in the possession of the Custodian prior to receipt thereof from the Trust or its agent, shall not be subject to this paragraph.

12.02   Further, the Custodian will adhere to the privacy policies adopted by the Trust pursuant to Title V of the Gramm-Leach-Bliley Act, as may be modified from time to time.  In this regard, the Custodian shall have in place and maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to the Trust and its shareholders.

ARTICLE XIII.

EFFECTIVE PERIOD; TERMINATION

13.01   Termination.  This Agreement shall become effective with respect to a Fund as of the date the applicable exhibit for such Fund is approved by the Board of Trustees of the Trust and will continue in effect for successive annual periods.  This Agreement may be terminated by either party upon giving 90 days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. Notwithstanding the foregoing, this Agreement may be terminated by any party upon the breach of the other party of any material term of this Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party.  This Agreement may not be amended or modified in any manner except by written agreement executed by USBFS and the Trust, and authorized or approved by the Board of Trustees.

13.02   Appointment of Successor Custodian.  If a successor custodian shall have been appointed by the Board of Trustees, the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, on such specified date of termination (i) deliver directly to the successor custodian all Securities (other than Securities held in a Book-Entry System or Securities Depository) and cash then owned by the Fund and held by the Custodian as custodian, and (ii) transfer any Securities held in a Book-Entry System or Securities Depository to an account of or for the benefit of the Fund at the successor custodian, provided that the Trust shall have paid to the Custodian all fees, expenses and other amounts to the payment or reimbursement of which it shall then be entitled.  In addition, the Custodian shall, at the expense of the Trust, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by the Custodian under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which the Custodian has maintained the same, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from the Custodian’s personnel in the establishment of books, records, and other data by such successor.  Upon such delivery and transfer, the Custodian shall be relieved of all obligations under this Agreement.

13.03   Failure to Appoint Successor Custodian.  If a successor custodian is not designated by the Trust on or before the date of termination of this Agreement, then the Custodian shall have the right to deliver to a bank or trust company of its own selection, which bank or trust company (i) is a “bank” as defined in the 1940 Act, and (ii) has aggregate capital, surplus and undivided profits as shown on its most recent published report of not less than $25 million, all Securities, cash and other property held by Custodian under this Agreement and to transfer to an account of or for the Fund at such bank or trust company all Securities of the Fund held in a Book-Entry System or Securities Depository.  Upon such delivery and transfer, such bank or trust company shall be the successor custodian under this Agreement and the Custodian shall be relieved of all obligations under this Agreement.  In addition, under these circumstances, all books, records and other data of the Trust shall be returned to the Trust.

ARTICLE XIV.

CLASS ACTIONS

The Custodian shall use its best efforts to identify and file claims for the Fund(s) involving any class action litigation that impacts any security the Fund(s) may have held during the class period.  The Trust agrees that the Custodian may file such claims on its behalf and understands that it may be waiving and/or releasing certain rights to make claims or otherwise pursue class action defendants who settle their claims.  Further, the Trust acknowledges that there is no guarantee these claims will result in any payment or partial payment of potential class action proceeds and that the timing of such payment, if any, is uncertain.

However, the Trust may instruct the Custodian to distribute class action notices and other relevant documentation to the Fund(s) or its designee and, if it so elects, will relieve the Custodian from any and all liability and responsibility for filing class action claims on behalf of the Fund(s).

In the event the Fund(s) are closed, the Custodian shall only file the class action claims upon written instructions by an authorized representative of the closed Fund(s).  Any expenses associated with such filing will be assessed against the proceeds received of any class action settlement.

ARTICLE XV.

MISCELLANEOUS

15.01    Compliance with Laws.  The Trust has and retains primary responsibility for all compliance matters relating to the Fund, including but not limited to compliance with the 1940 Act, the Internal Revenue Code of 1986, the Sarbanes-Oxley Act of 2002, the USA Patriot Act of 2001 and the policies and limitations of the Fund relating to its portfolio investments as set forth in its Prospectus and statement of additional information.  The Custodian’s services hereunder shall not relieve the Trust of its responsibilities for assuring such compliance or the Board of Trustee’s oversight responsibility with respect thereto.

15.02    Amendment.  This Agreement may not be amended or modified in any manner except by written agreement executed by the Custodian and the Trust, and authorized or approved by the Board of Trustees.

15.03    Assignment.  This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust without the written consent of the Custodian, or by the Custodian without the written consent of the Trust accompanied by the authorization or approval of the Board of Trustees.

15.04    Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to conflicts of law principles.  To the extent that the applicable laws of the State of Minnesota, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or order of the SEC thereunder.

15.05    No Agency Relationship.  Nothing herein contained shall be deemed to authorize or empower either party to act as agent for the other party to this Agreement, or to conduct business in the name, or for the account, of the other party to this Agreement.

15.06    Services Not Exclusive.  Nothing in this Agreement shall limit or restrict the Custodian from providing services to other parties that are similar or identical to some or all of the services provided hereunder.

15.07    Invalidity. Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties.

15.08    Notices.  Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below:

All notices to the Custodian shall be sent to:

U.S Bank, N.A.
1555 N. Rivercenter Dr., MK-WI-S302
Milwaukee, WI 53212

Attn:  Tom Fuller
Phone: 414-905-6118
Fax: 866-350-5066

With a copy of notices related to Loans or Loan Documents, to

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Ref: [_______]
Attn: Craig Healy, Assistant Vice President
E-mail:  craig.healy@usbank.com
Facsimile No.:   866-476-5522

and notice to the Trust shall be sent to:

Advisors Series Trust
Attn:  Fund Administration
615 E. Michigan Street
Milwaukee, WI 53202

15.09    Multiple Originals.  This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed an original, but such counterparts shall together constitute but one and the same instrument.

15.10    No Waiver.  No failure by either party hereto to exercise, and no delay by such party in exercising, any right hereunder shall operate as a waiver thereof.  The exercise by either party hereto of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.

15.11    Rights and Obligations of Each Fund.  No Fund shall receive any rights or have any liabilities arising from any action or inaction of any other Fund of the Trust under this Agreement.

15.12    References to Custodian.  The Trust shall not circulate any printed matter which contains any reference to Custodian without the prior written approval of Custodian, excepting printed matter contained in the Prospectus or statement of additional information for the Fund and such other printed matter as merely identifies Custodian as custodian for the Fund.  The Trust shall submit printed matter requiring approval to Custodian in draft form, allowing sufficient time for review by Custodian and its counsel prior to any deadline for printing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

ADVISORS SERIES TRUST	U.S. BANK NATIONAL ASSOCIATION

By: /s/ Douglas G. Hess	By: /s/ Michael R. McVoy

Name: Douglas G. Hess	Name: Michael R. McVoy

Title: President	Title: Senior Vice President

EXHIBIT A

AUTHORIZED PERSONS

Set forth below are the names and specimen signatures of the persons authorized by the series of the Trust to administer the Fund Custody Accounts.

Authorized Persons	Specimen Signatures

EXHIBIT B

SHAREHOLDER COMMUNICATIONS ACT AUTHORIZATION

ADVISORS SERIES TRUST

The Shareholder Communications Act of 1985 requires banks and trust companies to make an effort to permit direct communication between a company which issues securities and the shareholder who votes those securities.

Unless you specifically require us to NOT release your name and address to requesting companies, we are required by law to disclose your name and address.

Your “yes” or “no” to disclosure will apply to all securities U.S. Bank holds for you now and in the future, unless you change your mind and notify us in writing.

______ YES	U.S. Bank is authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.

______ NO	U.S. Bank is NOT authorized to provide the Trust’s name, address and security position to requesting companies whose stock is owned by the Trust.

ADVISORS SERIES TRUST on behalf of _____________________

By: Douglas G. Hess

Title: President

Date: _____________

Exhibit C to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Al Frank Fund
Al Frank Dividend Value Fund

AL FRANK FUNDS FEE SCHEDULE EFFECTIVE 08/01/08

Annual fee based upon market value per fund*:
Al Frank Fund
   [   ] basis points on the fund’s month end market value
$ [   ]/month minimum

Al Frank Dividend Value Fund
   [   ] basis points on the fund month end market value
$ [   ]/month minimum

Portfolio Transaction Fees
$ [   ] per US Bank repurchase agreement transaction
$ [   ] per book entry security (depository or Federal Reserve system
$ [   ] per portfolio transaction processed through our New York custodian definitive security (physical)
$ [   ] per principal paydown
$ [   ] per option/future contract written, exercised or expired
$ [   ] per Cedel/Euroclear transaction
$ [   ] per Mutual fund trade
$ [   ] per Fed Wire
$ [   ] per margin variation Fed wire
$ [   ] per short sale

MINIMAL MONTHLY FEE (MARKET VALUE + TRANSACTION CHARGES) - $[   ] PER FUND

▪  A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪  No charge for the initial conversion free receipt.
▪  Overdrafts – charged to the account at prime interest rate plus [   ].
▪  Plus out-of-pocket expenses, and extraordinary expenses based upon complexity, including items such as shipping fees or transfer fees.

Fees are billed monthly.
* Subject to CPI increase, Milwaukee MSA.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit D to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
The American Trust Allegiance Fund

CUSTODY SERVICES FEE SCHEDULE at July 1, 2009
Portfolio Transaction Fees:

a.	For each repurchase agreement transaction	$[ ]
b.	For each portfolio transaction processed through DTC or Federal Reserve	$[ ]
c.	For each portfolio transaction processed through Our New York Custodian	$[ ]
d.	For each GNMA / Amortized Security Purchase	$[ ]
e.	For each GNMA Print/Int Paydown, GNMA Sales	$[ ]
f.	For each option/future contract written, exercised or expired	$[ ]
g.	For each Cederl/Euro clear transaction	$[ ]
h.	For each Disbursement (Fund expense only)	$[ ]
i.	For each mutual fund transaction	$[ ]

A transaction is a purchase / sale of a security, free receipt / free delivery (excluded initial conversion), maturity, tender or exchange.

Market Value Fee: (aggregate for the American Trust Funds, Capital Advisors Growth Fund, Chase Funds, Edgar Lomax Value Fund, McCarthy Muli-Cap Stock Fund and the Teberg Fund)
Based upon an annual rate of:	Million
[ ] ([ ] basis points) on First	$[ ]
[ ] ([ ] basis points) on Next	$[ ]
[ ] ([ ] basis points) on	Balance

Monthly Minimum Fee – Per Fund:	$[ ]

Out-of-Pocket Expenses The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit D (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at July 1, 2009 – American Trust
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Australia	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Mali	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Benin	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Burkina Faso	All	[ ]	[ ]	Niger	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Cayman Islands	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Channel Islands	All	[ ]	[ ]	Oman	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Palestinian	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Cyprus	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	MINFIN	[ ]	[ ]
Egypt	All	[ ]	[ ]	Senegal	All	[ ]	[ ]
Estonia	All	[ ]	[ ]	Serbia	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
France	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Guinea Bissau	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
India	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Ireland	Equities	[ ]	[ ]	Togo	All	[ ]	[ ]
Ireland	Gov’t Bonds	[ ]	[ ]	Trinidad & Tobago	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]
Latvia	Bonds	[ ]	[ ]	Zimbabwe	All	[ ]	[ ]
Lebanon	All	[ ]	[ ]

Base Fee - A monthly base charge using the schedule below will apply:

Number of Positions	Base Fee
1-10	$[ ]
> 10	$[ ]

Exhibit D (continued) to the Separate Series of Advisors Series Trust – American Trust
Amended and Restated Custody Agreement

Notes:

(1)	Fee is expressed in basis points per annum where one basis point equals one hundredth of one percent ([ ]%) and is calculated based upon month-end market value, unless stated otherwise.
(2)	A transaction is defined as a receipt or delivery versus payment, a free receive or deliver, maturities, or security transaction related to corporate events.
(3)
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request)

▪	Note, for all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived

For non-US resident clients investing in the U.S. market - Fees for US custody are provided on the basis that if assets are held in an omnibus account for multiple underlying clients, the Client will take the necessary action to attain Qualified Intermediary (QI) status for US IRS withholding tax purposes.  Should the Client fail to take the necessary action, the fee quoted would be subject to review, and all costs incurred by The Bank of New York in fulfilling its obligations under the US regulations would be passed to the Client.  Please refer to the separate Non-Resident Alien (NRA) fee schedule.

Note: for the clients who are the sole beneficial owner of the assets held in their account with The Bank of New York and the client has provided a “W8Ben” form per account stating their ownership of the assets, the above will not apply.

Cash Transactions

▪	Currency Trade - $[ ] per transaction
▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a third party will be charged $[ ].

Standard Non-U.S. Proxy Services Fees

▪	Notification	$[ ]
▪	Vote	$[ ]
▪	Relationship Set Up Fee	$[ ]

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Communication Fees

●	INFORM – Access to The Bank of New York proprietary application, INFORM, for standard custody instructions and reporting will be provided at a cost of USD [ ] per month including installation and training.
●	SWIFT Reporting and Message Fees – The following fees will apply in respect of client requested SWIFT reports and messages:
	−	Cash Reporting
		·	MT900 –	Cash Debit Advice	$[ ] each
		·	MT910 –	Cash Credit Advice	$[ ] each
		·	MT940 –	Detail Cash Statement	$[ ] per message
		·	MT950 –	Cash Statement	$[ ] per message
	−	Securities Position Reporting
		·	MT535 –	Statement of Holdings	$[ ] per message
(One MT535 will be issued per account per month free of charge)
		·	MT536 –	Statement of Transactions	$[ ] per message
		·	MT537 –	Statement of Pendings	$[ ] per message
	−	Confirmations
		·	MT544 –	Receive Free Confirm	$[ ] per message
		·	MT545 –	Receive Against Payment Confirm	$[ ] per message
		·	MT546 –	Deliver Free Confirm	$[ ] per message
		·	MT547 –	Deliver Against Payment Confirm	$[ ] per message
	−	Facsimile Reporting Fees
		·	Corporate Actions Notifications		$[ ] per notification
		·	Cash and Securities Reports		$[ ] per page

Out of Pocket Expenses

▪
Charges incurred by The Bank of New York for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

Exhibit E to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Capital Advisors Growth Fund

Custody Services FEE SCHEDULE at May, 2008
Portfolio Transaction Fees:

a.	For each repurchase agreement transaction	$[ ]
b.	For each portfolio transaction processed through DTC or Federal Reserve	$[ ]
c.	For each portfolio transaction processed through Our New York Custodian	$[ ]
d.	For each GNMA / Amortized Security Purchase	$[ ]
e.	For each GNMA Print/Int Paydown, GNMA Sales	$[ ]
f.	For each option/future contract written, exercised or expired	$[ ]
g.	For each Cederl/Euro clear transaction	$[ ]
h.	For each Disbursement (Fund expense only)	$[ ]
i.	For each mutual fund transaction	$[ ]

A transaction is a purchase / sale of a security, free receipt / free delivery (excluded initial conversion), maturity, tender or exchange.

Market Value Fee: (aggregate for the American Trust Funds, Capital Advisors Growth Fund, Chase Funds, Edgar Lomax Value Fund, McCarthy Muli-Cap Stock Fund and the Teberg Fund)
Based upon an annual rate of:	Million
[ ] ([ ] basis points) on First	$[ ]
[ ] ([ ] basis points) on Next	$[ ]
[ ] ([ ] basis points) on	Balance

Monthly Minimum Fee – Per Fund:	$[ ]

Out-of-Pocket Expenses The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.

Advisor signature is not required for the Capital Advisors Growth Fund at December 6, 2012 as the custody fees are not changing.

Exhibit E (continued) to the
Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
TacticalShares Dynamic Allocation Fund

DOMESTIC CUSTODY SERVICES FEE SCHEDULE at June, 2012

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$ [   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$ [   ] /U.S. Bank repo agreement transaction
$ [   ] /short sale
$ [   ] /option/future contract written, exercised or expired
$ [   ] /mutual fund trade/Fed wire/margin variation Fed wire
$ [   ] /physical transaction
$ [   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

*Subject to annual CPI increase, Milwaukee MSA.
Fees are billed monthly.

Advisor signature is not required for the TacticalShares Growth Fund at December 6, 2012 as the custody fees are not changing.

Exhibit E (continued) to the Separate Series Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES – TacticalShares Dynamic Allocation Fund ANNUAL FEE SCHEDULE at June, 2012
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Australia	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Oman	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Palestinian Autonomous Area*	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Russia	Equities	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	MINFINs	[ ]	[ ]
Egypt	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Estonia	All	[ ]	[ ]	Serbia*	All	[ ]	[ ]
Euromarkets**	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
France	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
India	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Ireland	All	[ ]	[ ]	Togo*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Japan	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Bonds	[ ]	[ ]	Zambia	All	[ ]	[ ]
Lebanon	All	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.
** Tiered by market value:<$ [   ] billion: 1[   ], >$[   ] billion and <$[   ] billion: [   ]; >$[   ] billion: [   ].

Exhibit E (continued) to the Separate Series Advisors Series Trust
Amended and Restated Custody Agreement (Tactical Shares Dynamic Allocation Fund)

Annual Base Fee - $[   ] per account (fund) will apply.
▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Cash Transactions:
▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services: Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses
▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

Exhibit F to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Chase Growth Fund
Chase Mid-Cap Growth Fund

CUSTODY SERVICES FEE SCHEDULE at May, 2008
Portfolio Transaction Fees:

a.	For each repurchase agreement transaction	$[ ]
b.	For each portfolio transaction processed through DTC or Federal Reserve	$[ ]
c.	For each portfolio transaction processed through Our New York Custodian	$[ ]
d.	For each GNMA / Amortized Security Purchase	$[ ]
e.	For each GNMA Print/Int Paydown, GNMA Sales	$[ ]
f.	For each option/future contract written, exercised or expired	$[ ]
g.	For each Cederl/Euro clear transaction	$[ ]
h.	For each Disbursement (Fund expense only)	$[ ]
i.	For each mutual fund transaction	$[ ]

A transaction is a purchase / sale of a security, free receipt / free delivery (excluded initial conversion), maturity, tender or exchange.

Market Value Fee: (aggregate for the American Trust Funds, Capital Advisors Growth Fund, Chase Funds, Edgar Lomax Value Fund, McCarthy Muli-Cap Stock Fund and the Teberg Fund)
Based upon an annual rate of:	Million
[ ] ([ ] basis points) on First	$[ ]
[ ] ([ ] basis points) on Next	$[ ]
[ ] ([ ] basis points) on	Balance

Monthly Minimum Fee – Per Fund:	$[ ]

Out-of-Pocket Expenses
The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit G to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Edgar Lomax Value Fund

CUSTODY SERVICES FEE SCHEDULE EFFECTIVE: 3/15/2002
Portfolio Transaction Fees:

a.	For each repurchase agreement transaction	$[ ]
b.	For each portfolio transaction processed through DTC or Federal Reserve	$[ ] (effective 2/1/04)
c.	For each portfolio transaction processed through Our New York Custodian	$[ ]
d.	For each GNMA / Amortized Security Purchase	$[ ]
e.	For each GNMA Print/Int Paydown, GNMA Sales	$[ ]
f.	For each option/future contract written, exercised or expired	$[ ]
g.	For each Cederl/Euro clear transaction	$[ ]
h.	For each Disbursement (Fund expense only)	$[ ]
i.	For each mutual fund transaction	$[ ]

A transaction is a purchase / sale of a security, free receipt / free delivery (excluded initial conversion), maturity, tender or exchange.

Market Value Fee: (aggregate for all funds in the series trust except Jacobs & Company Mutual Fund)

Out-of-Pocket Expenses
The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.

IRA Documents
Per Shareholder/year to hold each IRA Document

Earnings Credit
On a monthly basis, any earnings credits generated from uninvested cutody balances will be applied against any cash management service fees generated. Earnings credits are based on the average yield on the 91 day U.S. Treasury Bill for the preceding thirteen weeks less the [ ]% reserve.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit H to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
PIA BBB Bond Fund
PIA MBS Bond Fund
PIA Short-Term Securities Fund
PIA Moderate Duration Bond Fund
PIA High Yield Fund
PIA High Yield (MACS) Fund
PIA Short Duration Bond Fund

DOMESTIC CUSTODY SERVICES FEE SCHEDULE at June, 2010

I.	Portfolio Transaction Fees:
	DTC	$ [ ]
	GNMA/ Amortized Security Purchase	$ [ ]
	Fed Book Entry	$ [ ]
	Physical	$ [ ]
	Principal Paydown	$ [ ]
	Option (Initial Only) / Future	$ [ ]
	Repurchase Agreement	$ [ ]
	Wires In/Out	$ [ ]
	Mutual Fund Transactions	$ [ ]

A transaction is a purchase/sale of a security, free receipt/free delivery (excludes initial conversion), maturity, tender or exchange:

Overdrafts – charged to the account at prime interest rate plus 2.

II.	Market Value Fee
Based upon an annual rate of:
	[ ] basis point on	the first $[ ] plus
	[ ] basis point on	the next $[ ] plus
	[ ] basis point on	excess of $[ ].
Total assets of the fund(s)
Subject to a $[ ]. Per month minimum per portfolio

III.	Out-of-Pocket Expenses
The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees

Advisor signature not required at December 6, 2012 as the custody fees are not changing.

Exhibit I
to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Teberg Fund

CUSTODY SERVICES FEE SCHEDULE at May, 2008
Portfolio Transaction Fees:

a.	For each repurchase agreement transaction	$[ ]
b.	For each portfolio transaction processed through DTC or Federal Reserve	$[ ]
c.	For each portfolio transaction processed through Our New York Custodian	$[ ]
d.	For each GNMA / Amortized Security Purchase	$[ ]
e.	For each GNMA Print/Int Paydown, GNMA Sales	$[ ]
f.	For each option/future contract written, exercised or expired	$[ ]
g.	For each Cederl/Euro clear transaction	$[ ]
h.	For each Disbursement (Fund expense only)	$[ ]
i.	For each mutual fund transaction	$[ ]

A transaction is a purchase / sale of a security, free receipt / free delivery (excluded initial conversion), maturity, tender or exchange.

Monthly Minimum Fee-Per Fund: $[ ]

Out-of-Pocket Expenses
The only out-of-pocket expenses charged to your account will be shipping fees or transfer fees.

Market Value Fee:
Based upon an annual rate of:	Million
[ ] ([ ] basis points) on First	$[ ]
[ ] ([ ] basis points) on Next	$[ ]
[ ] ([ ] basis points) on	Balance

Advisor signature not required at December 6, 2012 as the custody fees are not changing.

Exhibit J to the Separate Series of Advisors Series Trust
 Amended and Restated Custody Agreement

Name of Series
Phocas Real Estate Fund

DOMESTIC CUSTODY SERVICES ANNUAL FEE SCHEDULE effective 9/29/06

Annual fee based upon market value per fund*:
[   ] basis point on fund assets
Minimum annual fee per fund - $[   ]

Portfolio Transaction Fees
$ [   ] per US Bank repurchase agreement transaction
$ [   ] per book entry security (depository or Federal Reserve system) and non-US Bank repurchase agrmt
$ [   ] per portfolio transaction processed through our New York custodian definitive security (physical)
$ [   ] per principal paydown
$ [   ] per option/future contract written, exercised or expired
$ [   ] per Cedel/Euroclear transaction
$ [   ] per mutual fund trade
$ [   ] per Fed Wire
$ [   ] per margin variation Fed wire
$ [   ] per short sale

ReportSource - $[   ]  /month – Web reporting

▪     A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪     No charge for the initial conversion free receipt.
▪    Overdrafts – charged to the account at prime interest rate plus [   ].
▪     Plus out-of-pocket expenses, and extraordinary expenses based upon complexity, including items such as shipping fees or transfer fees.

Fees are billed monthly.
* Subject to CPI increase, Milwaukee MSA.

Advisor’s Signature not required at December 6, 2012 as the custody fees are not changing.

Exhibit J (continued) to the
Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Multiple Series Trust CHIEF COMPLIANCE OFFICER SERVICES FEE SCHEDULE effective 9/29/06

Chief Compliance Officer Support Services
U.S, Bancorp provides the Chief Compliance Officer (CCO) of each fund serviced within the Multiple Series Trust.  Indicated below are samples of functions performed by USBFS in this CCO role:

•	Business Line Functions Supported
• Fund Administration and Compliance
• Transfer Agent and Shareholder Services
• Fund Accounting
• Custody Services
• Securities Lending Services
• Distribution Services
•	MST Chief Compliance Officer
•	MST Fund Board Liaison For All Compliance Matters
•	Daily Resource to Fund CCO, Fund Board, Advisor
•	Provide USBFS/USB Critical Procedures & Compliance Controls
•	Daily and Periodic Reporting
•	Periodic CCO Conference Calls
•	Dissemination of Industry/Regulatory Information
•	Client & Business Line CCO Education & Training
•	Due Diligence Review of USBFS Service Facilities
•	Quarterly USBFS Certification
•	Board Meeting Presentation and Board Support
•	Testing, Documentation, Reporting

Chief Compliance Officer (CCO)*
• $[   ] per year per domestic fund
• $[   ] per year per international fund

Fees are billed monthly.
*Subject to annual CPI increase, Milwaukee MSA.

Exhibit K to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Huber Capital Equity Income Fund
Huber Capital Small Cap Value Fund
Huber Capital Diversified Large Cap Value Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at October 25, 2011

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$ [   ] per book entry DTC transaction
$ [   ] per principal paydown
$ [   ] per short sale
$ [   ] per US Bank repurchase agreement transaction
$ [   ] per option/future contract written, exercised or expired
$ [   ] per book entry Federal Reserve transaction
$ [   ] per mutual fund trade
$ [   ] per physical transaction
$ [   ] per Cedel/Euroclear transaction
$ [   ] per disbursement (waived if U.S. Bancorp is Administrator)
$ [   ] per Fed Wire
$ [   ] per margin variation Fed wire
$ [   ] per segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Plus Out-Of-Pocket Expenses – Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, extraordinary expenses based upon complexity, and all other out-of-pocket expenses.

Fees are billed monthly.
* Subject to annual CPI increase, Milwaukee MSA.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit K (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES – Huber Capital ANNUAL FEE SCHEDULE at August, 2007
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Latvia	Gov't Bonds	[ ]	[ ]
Australia	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Austria	Equities/Bonds	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Austria	Depo Receipt	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Austria	non ATS ALL	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Mali	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Benin	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Bolivia	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Niger	All	[ ]	[ ]
Burkina Faso	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China-Shanghai	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China-Shenzhen	All	[ ]	[ ]	Palestinian	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Panama	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Cyprus	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
EASDAQ	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Egypt	All	[ ]	[ ]	Russia	MINFIN	[ ]	[ ]
Estonia	All	[ ]	[ ]	Senegal	All	[ ]	[ ]
Euromarkets	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
France	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Guinea Bissau	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
India	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Ireland	All	[ ]	[ ]	Togo	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Trinidad & Tobago	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Jamaica	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	Equities	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kazakhstan	Bonds	[ ]	[ ]	Zambia	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Zimbabwe	All	[ ]	[ ]
Latvia	Equities/Bonds	[ ]	[ ]

Base Fee
A monthly base charge of $ [   ] is waived until total net assets reach $ [   ] million per fund.

*Any Non-Eurobond assets held in CEDEL and Euroclear will be charged at the local market price quote.
** All fees quoted are payable monthly

Exhibit L to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Davidson Multi-Cap Equity Fund
Davidson Equity Income Fund
Davidson Small-Mid Equity Fund
Davidson Intermediate Fixed Income Fund

DOMESTIC CUSTODY SERVICES FEE SCHEDULE at June, 2008

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$ [   ] per book entry DTC transaction
$ [   ] per principal paydown
$ [   ] per short sale
$ [   ] per US Bank repurchase agreement transaction
$ [   ] per option/future contract written, exercised or expired
$ [   ] per book entry Federal Reserve transaction
$ [   ] per mutual fund trade
$ [   ] per physical transaction
$ [   ] per disbursement (waived if U.S. Bancorp is Administrator)
$ [   ] per Fed Wire
$ [   ] per margin variation Fed wire
$ [   ] per segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Plus Out-Of-Pocket Expenses – Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, extraordinary expenses based upon complexity, and all other out-of-pocket expenses.

Fees are billed monthly.
* Subject to annual CPI increase, Milwaukee MSA.

Advisor’s Signature not required at December 6, 2012 as the custody fees are not changing.

 Exhibit L (continued) to the
Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

CHIEF COMPLIANCE OFFICER SERVICES FEE SCHEDULE at June 2008

Chief Compliance Officer Support Services
U.S, Bancorp provides the Chief Compliance Officer (CCO) of each fund serviced within the Multiple Series Trust.  Indicated below are samples of functions performed by USBFS in this CCO role:

•	Designation as the Trust’s Chief Compliance Officer
•	Periodic and Annual Reporting to MST Fund Board
•	Board Meeting Presentation and Board Support
•	MST Fund Board Liaison For All Compliance Matters
•	Daily Resource to Fund CCO, Fund Board, Advisor
•	Review of Advisor Compliance Policies, Procedures and Controls
•	Review of USBFS/USB Critical Procedures & Compliance Controls
•	Due Diligence Review of Advisor and USBFS Service Facilities
•	Testing, Documentation and Reporting of Advisor and USBFS/USB Compliance Policies, Procedures and Controls
Compliance functions performed by USBFS Risk Management Team include, but are not limited to:
•	Quarterly USBFS Certification to Trust CCO
•	Business Line Functions Supported
• Fund Administration and Compliance
• Transfer Agent and Shareholder Services
• Fund Accounting
• Custody Services
•	• Distribution Services
•	CCO Portal – Web On-line Access to Fund CCO Documents
•	Periodic CCO Conference Calls
•	Dissemination of Industry/Regulatory Information
•	Client & Business Line Compliance Education & Training

Chief Compliance Officer (CCO)*
• $[   ] per year per domestic fund (total fee for all service lines)
• $[   ] per year per load fund or international fund (in addition to Fund CCO fee)
• $[   ] per year per sub-advisor per fund (in addition to Fund CCO fee)

Plus Out-Of-Pocket Expenses – including but not limited to CCO team travel related costs to perform due diligence reviews at Advisor or sub-advisor facilities

Fees are billed monthly.
*Subject to annual CPI increase, Milwaukee MSA.

Exhibit M to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Poplar Forest Partners Fund

DOMESTIC CUSTODY SERVICES FEE SCHEDULE at December, 2009

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$[   ] per book entry DTC transaction/Federal Reserve transaction/U.S. Bank repo agreement transaction
$[   ] per principal paydown
$[   ] per short sale
$[   ] per option/future contract written, exercised or expired
$[   ] per mutual fund trade/Fed wire/margin variation Fed wire
$[   ] per physical transaction
$[   ] per segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, and extraordinary expenses based upon complexity.

Fees are billed monthly.
*3 to annual CPI increase, Milwaukee MSA.

Advisor’s Signature not required at December 6, 2012 as the custody fees are not changing.

Exhibit M (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES - ANNUAL FEE SCHEDULE at December, 2009
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Latvia	Bonds	[ ]	[ ]
Australia	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Canada	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Norway	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Egypt	All	[ ]	[ ]	Russia	MINFIN	[ ]	[ ]
Estonia	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
France	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
India	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Ireland	Equities	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	Gov’t Bonds	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Base Fee - A monthly base charge of $[   ] per account (fund) will apply.

▪	Fee is expressed in basis points per annum where one basis point equals one hundredth of one percent ([ ]%) and is calculated based upon month-end market value, unless stated otherwise.
▪	A transaction is defined as a receipt or delivery versus payment, a free receive or deliver, maturities, or security transaction related to corporate events.

Exhibit M (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

−	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Exhibit M (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Straight Through Processing- fees waived.

For non-US resident clients investing in the U.S. market - Fees for US custody are provided on the basis that if assets are held in an omnibus account for multiple underlying clients, the Client will take the necessary action to attain Qualified Intermediary (QI) status for US IRS withholding tax purposes.  Should the Client fail to take the necessary action, the fee quoted would be subject to review, and all costs incurred by The Bank of New York in fulfilling its obligations under the US regulations would be passed to the Client.  Please refer to the separate Non-Resident Alien (NRA) fee schedule.

Note: For the clients who are the sole beneficial owner of the assets held in their account with The Bank of New York and the client has provided a “W8Ben” form per account stating their ownership of the assets, the above will not apply.

Cash Transactions

▪	Currency Trade - $[ ] per transaction
▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a third party will be charged $[ ].

Standard Non-U.S. Proxy Services Fees

▪	Notification	$[ ]
▪	Vote	$[ ]
▪	Relationship Set Up Fee	$[ ]

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $50 per claim.

Communication Fees

●	SWIFT Reporting and Message Fees – The following fees will apply in respect of client requested SWIFT reports and messages:
	−	Cash Reporting
		·	MT900 –	Cash Debit Advice	$[ ] each
		·	MT910 –	Cash Credit Advice	$[ ] each
		·	MT940 –	Detail Cash Statement	$[ ] per message
		·	MT950 –	Cash Statement	$[ ] per message
	−	Securities Position Reporting
		·	MT535 –	Statement of Holdings	$[ ] per message
(One MT535 will be issued per account per month free of charge)
		·	MT536 –	Statement of Transactions	$[ ] per message
		·	MT537 –	Statement of Pendings	$[ ] per message
	−	Confirmations
		·	MT544 –	Receive Free Confirm	$[ ] per message
		·	MT545 –	Receive Against Payment Confirm	$[ ] per message
		·	MT546 –	Deliver Free Confirm	$[ ] per message
		·	MT547 –	Deliver Against Payment Confirm	$[ ] per message
	−	Facsimile Reporting Fees
		·	Corporate Actions Notifications		$[ ] per notification
		·	Cash and Securities Reports		$[ ] per page

Out of Pocket Expenses

▪
Charges incurred by The Bank of New York for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

Exhibit N to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Niemann Tactical Return Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at December, 2009

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$ [   ] per book entry DTC transaction/Federal Reserve transaction/U.S. Bank repo agreement transaction
$ [   ] per principal paydown
$ [   ] per short sale
$ [   ] per option/future contract written, exercised or expired
$ [   ] per mutual fund trade/Fed wire/margin variation Fed wire
$ [   ] per physical transaction
$ [   ] per segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, and extraordinary expenses based upon complexity.

Fees are billed monthly.
*Subject to annual CPI increase, Milwaukee MSA.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit N (continued)
to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at December, 2009
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Latvia	Bonds	[ ]	[ ]
Australia	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Canada	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Norway	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Egypt	All	[ ]	[ ]	Russia	MINFIN	[ ]	[ ]
Estonia	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
France	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
India	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Ireland	Equities	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	Gov’t Bonds	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Base Fee - A monthly base charge of $[   ] per account (fund) will apply.

▪	Fee is expressed in basis points per annum where one basis point equals one hundredth of one percent ([ ]%) and is calculated based upon month-end market value, unless stated otherwise.
▪	A transaction is defined as a receipt or delivery versus payment, a free receive or deliver, maturities, or security transaction related to corporate events.
▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

Exhibit N (continued) to the
Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

−	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

For non-US resident clients investing in the U.S. market - Fees for US custody are provided on the basis that if assets are held in an omnibus account for multiple underlying clients, the Client will take the necessary action to attain Qualified Intermediary (QI) status for US IRS withholding tax purposes.  Should the Client fail to take the necessary action, the fee quoted would be subject to review, and all costs incurred by The Bank of New York in fulfilling its obligations under the US regulations would be passed to the Client.  Please refer to the separate Non-Resident Alien (NRA) fee schedule.

Note: For the clients who are the sole beneficial owner of the assets held in their account with The Bank of New York and the client has provided a “W8Ben” form per account stating their ownership of the assets, the above will not apply.

Cash Transactions

▪	Currency Trade - $[ ] per transaction
▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a third party will be charged $[ ].

Standard Non-U.S. Proxy Services Fees

▪	Notification	$[ ]
▪	Vote	$[ ]
▪	Relationship Set Up Fee	$[ ]

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $50 per claim.

Communication Fees

●	SWIFT Reporting and Message Fees – The following fees will apply in respect of client requested SWIFT reports and messages:
	−	Cash Reporting
		·	MT900 –	Cash Debit Advice	$[ ] each
		·	MT910 –	Cash Credit Advice	$[ ] each
		·	MT940 –	Detail Cash Statement	$[ ] per message
		·	MT950 –	Cash Statement	$[ ] per message
	−	Securities Position Reporting
		·	MT535 –	Statement of Holdings	$[ ] per message
(One MT535 will be issued per account per month free of charge)
		·	MT536 –	Statement of Transactions	$[ ] per message
		·	MT537 –	Statement of Pendings	$[ ] per message
	−	Confirmations
		·	MT544 –	Receive Free Confirm	$[ ] per message
		·	MT545 –	Receive Against Payment Confirm	$[ ] per message
		·	MT546 –	Deliver Free Confirm	$[ ] per message
		·	MT547 –	Deliver Against Payment Confirm	$[ ] per message
	−	Facsimile Reporting Fees
		·	Corporate Actions Notifications		$[ ] per notification
		·	Cash and Securities Reports		$[ ] per page

Out of Pocket Expenses

▪
Charges incurred by The Bank of New York for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

Exhibit O to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
O'Shaughnessy Small/Mid Cap Growth Fund
O'Shaughnessy Enhanced Dividend Fund
O'Shaughnessy All Cap Core Fund
O'Shaughnessy Global Equity Fund
O'Shaughnessy International Equity Fund
O’Shaughnessy Tactical Asset Allocation Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at June, 2010

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$[   ] per book entry DTC transaction/Federal Reserve transaction/U.S. Bank repo agreement transaction
$[   ] per principal paydown
$[   ] per short sale
$[   ] per option/future contract written, exercised or expired
$[   ] per mutual fund trade/Fed wire/margin variation Fed wire
$[   ] per physical transaction
$[   ] per segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, and extraordinary expenses based upon complexity.

Fees are billed monthly.
*Not Subject to annual CPI increase, Milwaukee MSA.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

54

Exhibit O (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at June, 2010
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Latvia	Bonds	[ ]	[ ]
Australia	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Canada	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Norway	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Egypt	All	[ ]	[ ]	Russia	MINFIN	[ ]	[ ]
Estonia	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
France	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
India	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Ireland	Equities	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	Gov’t Bonds	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Base Fee - A monthly base charge of $ [   ] per account (fund) will apply.

▪	Fee is expressed in basis points per annum where one basis point equals one hundredth of one percent ([ ]%) and is calculated based upon month-end market value, unless stated otherwise.
▪	A transaction is defined as a receipt or delivery versus payment, a free receive or deliver, maturities, or security transaction related to corporate events.
▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to surcharge (surcharge schedule available upon request). In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

−	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Exhibit O (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement surcharge.

Straight Through Processing - fees waived.

For non-US resident clients investing in the U.S. market - Fees for US custody are provided on the basis that if assets are held in an omnibus account for multiple underlying clients, the Client will take the necessary action to attain Qualified Intermediary (QI) status for US IRS withholding tax purposes.  Should the Client fail to take the necessary action, the fee quoted would be subject to review, and all costs incurred by The Bank of New York in fulfilling its obligations under the US regulations would be passed to the Client.  Please refer to the separate Non-Resident Alien (NRA) fee schedule.

Note: For the clients who are the sole beneficial owner of the assets held in their account with The Bank of New York and the client has provided a “W8Ben” form per account stating their ownership of the assets, the above will not apply.

Cash Transactions

▪	Currency Trade - $[ ] per transaction
▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a third party will be charged $[ ].

Standard Non-U.S. Proxy Services Fees

▪	Notification	$[ ]
▪	Vote	$[ ]
▪	Relationship Set Up Fee	$[ ]

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $50 per claim.

Communication Fees

●	SWIFT Reporting and Message Fees – The following fees will apply in respect of client requested SWIFT reports and messages:
	−	Cash Reporting
		●	MT900 –	Cash Debit Advice	$[ ] each
		·	MT910 –	Cash Credit Advice	$[ ] each
		·	MT940 –	Detail Cash Statement	$[ ] per message
		·	MT950 –	Cash Statement	$[ ] per message
	−	Securities Position Reporting
		·	MT535 –	Statement of Holdings	$[ ] per message
(One MT535 will be issued per account per month free of charge)
		·	MT536 –	Statement of Transactions	$[ ] per message
		·	MT537 –	Statement of Pendings	$[ ] per message
	−	Confirmations
		·	MT544 –	Receive Free Confirm	$[ ] per message
		·	MT545 –	Receive Against Payment Confirm	$[ ] per message
		·	MT546 –	Deliver Free Confirm	$[ ] per message
		·	MT547 –	Deliver Against Payment Confirm	$[ ] per message
	−	Facsimile Reporting Fees
		·	Corporate Actions Notifications		$[ ] per notification
		·	Cash and Securities Reports		$[ ] per page

Out of Pocket Expenses

▪
Charges incurred by The Bank of New York for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

*NOT subject to Annual CPI increase, Milwaukee, MSA

Exhibit P to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Coldstream Dividend Growth Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at September, 2010

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$[   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$[   ] /U.S. Bank repo agreement transaction
$[   ] /short sale
$[   ] /option/future contract written, exercised or expired
$[   ] /mutual fund trade/Fed wire/margin variation Fed wire
$[   ] /physical transaction
$[   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

Fees are billed monthly.
*Subject to annual CPI increase, Milwaukee MSA.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit P (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at September, 2010
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Australia	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	MINFINs	[ ]	[ ]
Egypt	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Estonia	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
France	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
India	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	All	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]
Latvia	Bonds	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Exhibit P (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Base Fee - A monthly base charge of $[   ] per account (fund) will apply.

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

Cash Transactions

▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses

▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

Exhibit Q to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
WBI Absolute Return Balanced Fund
WBI Absolute Return Dividend Growth Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at December, 2010

Annual Fee Based Upon Market Value Per Fund (Assumes 2 Funds with 4 cusips)*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$[   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$[   ] /U.S. Bank repo agreement transaction
$[   ] /short sale
$[   ] /option/future contract written, exercised or expired
$[   ] /mutual fund trade/Fed wire/margin variation Fed wire
$[   ] /physical transaction
$[   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

Fees are billed monthly.
*Subject to annual CPI increase, Milwaukee MSA.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit Q (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at December, 2010
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Australia	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	MINFINs	[ ]	[ ]
Egypt	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Estonia	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
France	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
India	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	All	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]
Latvia	Bonds	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Exhibit Q (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Base Fee - A monthly base charge of $[   ] per account (fund) will apply.

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

Cash Transactions

▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses

▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

Exhibit R to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Alpha Defensive Growth Fund
Alpha Opportunistic Growth Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at December, 2010

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$[   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$[   ] /U.S. Bank repo agreement transaction
$[   ] /short sale
$[   ] /option/future contract written, exercised or expired
$[   ] /mutual fund trade/Fed wire/margin variation Fed wire
$[   ] /physical transaction
$[   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

Fees are billed monthly.
*Subject to annual CPI increase, Milwaukee MSA.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit R (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at December, 2010
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Australia	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	MINFINs	[ ]	[ ]
Egypt	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Estonia	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
France	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
India	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	All	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]
Latvia	Bonds	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Exhibit R (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Base Fee - A monthly base charge of $[   ] per account (fund) will apply.

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

Cash Transactions

▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses

▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

 Exhibit S to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Orinda SkyView Multi-Manager Hedged Equity Fund
Orinda SkyView Macro Opportunities Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at March, 2011

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Including portfolio transaction fees

Portfolio Transaction Fees (included in base fee)
$[   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$[   ] /U.S. Bank repo agreement transaction
$[   ] /short sale
$[   ] /option/future contract written, exercised or expired
$[   ] /mutual fund trade/Fed wire/margin variation Fed wire
$[   ] /physical transaction
$[   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

*Subject to annual CPI increase, Milwaukee MSA.
Fees are billed monthly.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit S (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at March, 2011
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Australia	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	MINFINs	[ ]	[ ]
Egypt	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Estonia	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
France	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
India	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	All	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]
Latvia	Bonds	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Exhibit S (continued) to the Separate Series of
Advisors Series Trust Custody Agreement

Base Fee - A monthly base charge of $[   ] per account (fund) will apply.

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

Cash Transactions

▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses

▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

Exhibit T to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Fort Pitt Capital Total Return Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at July, 2011

Annual Fee Based Upon Market Value Per Fund*
[   ] basis points on the first $[   ] million
[   ] basis point on the next $[   ] million
[   ] basis point on the balance of fund assets

Portfolio Transaction Fees
$[   ] per disbursement (waived if U.S. Bancorp is Administrator)
$[   ] per US Bank repurchase agreement transaction
$[   ] per book entry security (depository or Federal Reserve system) and non-US Bank repurchase agrmt
$[   ] per portfolio transaction processed through our New York custodian definitive security (physical)
$[   ] per principal paydown
$[   ] per option/future contract written, exercised or expired
$[   ] per Cedel/Euroclear transaction
$[   ] per mutual fund trade
$[   ] per Fed Wire
$[   ] per margin variation Fed wire
$[   ] per short sale
$[   ] per segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].
▪ Plus out-of-pocket expenses, and extraordinary expenses based upon complexity, including items such as shipping fees or transfer fees.

Fees are billed monthly.
* Annual fee
* Subject to CPI increase, Milwaukee MSA.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit U to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
SiM Dynamic Allocation Diversified Income Fund
SiM Dynamic Allocation Equity Income Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at June, 2011

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$[   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$[   ] /U.S. Bank repo agreement transaction
$[   ] /short sale
$[   ] /option/future contract written, exercised or expired
$[   ] /mutual fund trade/Fed wire/margin variation Fed wire
$[   ] /physical transaction
$[   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit U (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at March, 2011
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Australia	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	MINFINs	[ ]	[ ]
Egypt	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Estonia	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
France	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
India	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	All	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]
Latvia	Bonds	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Exhibit U (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Base Fee - A monthly base charge of $[    ] per account (fund) will apply.

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

Cash Transactions

▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses

▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

Exhibit V to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Scharf Fund
Scharf Balanced Opportunity Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at December, 2011

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$[   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$[   ] /U.S. Bank repo agreement transaction
$[   ] /short sale
$[   ] /option/future contract written, exercised or expired
$[   ] /mutual fund trade/Fed wire/margin variation Fed wire
$[   ] /physical transaction
$[   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit V (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at December, 2011
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Australia	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	MINFINs	[ ]	[ ]
Egypt	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Estonia	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
France	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
India	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	All	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]
Latvia	Bonds	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Exhibit V (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Annual Base Fee - $[   ] per account (fund) will apply.

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

Cash Transactions

▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses

▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

 Exhibit W to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Kellner Merger Fund
Kellner Event Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at December, 2012

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$[   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$[   ] /U.S. Bank repo agreement transaction
$[   ] /short sale
$[   ] /option/future contract written, exercised or expired
$[   ] /mutual fund trade/Fed wire/margin variation Fed wire
$[   ] /physical transaction
$[   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

Bank Loan Services - $[   ] annual base fee per account

*Subject to annual CPI increase, Milwaukee, MSA
Fees are billed monthly

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit W (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at December, 2012
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	[ ]	Lebanon	All	[ ]	[ ]
Australia	All	[ ]	[ ]	Lithuania	All	[ ]	[ ]
Austria	All	[ ]	[ ]	Luxembourg	All	[ ]	[ ]
Bahrain	All	[ ]	[ ]	Malaysia	All	[ ]	[ ]
Bangladesh	All	[ ]	[ ]	Mali*	All	[ ]	[ ]
Belgium	All	[ ]	[ ]	Malta	All	[ ]	[ ]
Benin*	All	[ ]	[ ]	Mauritius	All	[ ]	[ ]
Bermuda	All	[ ]	[ ]	Mexico	All	[ ]	[ ]
Botswana	All	[ ]	[ ]	Morocco	All	[ ]	[ ]
Brazil	All	[ ]	[ ]	Namibia	All	[ ]	[ ]
Bulgaria	All	[ ]	[ ]	Netherlands	All	[ ]	[ ]
Burkina Faso*	All	[ ]	[ ]	New Zealand	All	[ ]	[ ]
Canada	All	[ ]	[ ]	Niger*	All	[ ]	[ ]
Cayman Islands*	All	[ ]	[ ]	Nigeria	All	[ ]	[ ]
Channel Islands*	All	[ ]	[ ]	Norway	All	[ ]	[ ]
Chile	All	[ ]	[ ]	Oman	All	[ ]	[ ]
China“A” Shares	All	[ ]	[ ]	Pakistan	All	[ ]	[ ]
China“B” Shares	All	[ ]	[ ]	Peru	All	[ ]	[ ]
Columbia	All	[ ]	[ ]	Philippines	All	[ ]	[ ]
Costa Rica	All	[ ]	[ ]	Poland	All	[ ]	[ ]
Croatia	All	[ ]	[ ]	Portugal	All	[ ]	[ ]
Cyprus*	All	[ ]	[ ]	Qatar	All	[ ]	[ ]
Czech Republic	All	[ ]	[ ]	Romania	All	[ ]	[ ]
Denmark	All	[ ]	[ ]	Russia	Equities/Bonds	[ ]	[ ]
Ecuador	All	[ ]	[ ]	Russia	MINFINs	[ ]	[ ]
Egypt	All	[ ]	[ ]	Senegal*	All	[ ]	[ ]
Estonia	All	[ ]	[ ]	Singapore	All	[ ]	[ ]
Euromarkets(3)	All	[ ]	[ ]	Slovak Republic	All	[ ]	[ ]
Finland	All	[ ]	[ ]	Slovenia	All	[ ]	[ ]
France	All	[ ]	[ ]	South Africa	All	[ ]	[ ]
Germany	All	[ ]	[ ]	South Korea	All	[ ]	[ ]
Ghana	All	[ ]	[ ]	Spain	All	[ ]	[ ]
Greece	All	[ ]	[ ]	Sri Lanka	All	[ ]	[ ]
Guinea Bissau*	All	[ ]	[ ]	Swaziland	All	[ ]	[ ]
Hong Kong	All	[ ]	[ ]	Sweden	All	[ ]	[ ]
Hungary	All	[ ]	[ ]	Switzerland	All	[ ]	[ ]
Iceland	All	[ ]	[ ]	Taiwan	All	[ ]	[ ]
India	All	[ ]	[ ]	Thailand	All	[ ]	[ ]
Indonesia	All	[ ]	[ ]	Togo*	All	[ ]	[ ]
Ireland	All	[ ]	[ ]	Trinidad & Tobago*	All	[ ]	[ ]
Israel	All	[ ]	[ ]	Tunisia	All	[ ]	[ ]
Italy	All	[ ]	[ ]	Turkey	All	[ ]	[ ]
Ivory Coast	All	[ ]	[ ]	UAE	All	[ ]	[ ]
Jamaica*	All	[ ]	[ ]	United Kingdom	All	[ ]	[ ]
Japan	All	[ ]	[ ]	Ukraine	All	[ ]	[ ]
Jordan	All	[ ]	[ ]	Uruguay	All	[ ]	[ ]
Kazakhstan	All	[ ]	[ ]	Venezuela	All	[ ]	[ ]
Kenya	All	[ ]	[ ]	Vietnam*	All	[ ]	[ ]
Latvia	Equities	[ ]	[ ]	Zambia	All	[ ]	[ ]
Latvia	Bonds	[ ]	[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

  Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Base Fee - A monthly base charge of:
Number of positions	Monthly Base Fee
0-5	$ [ ]
> 5	$ [ ]

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

Cash Transactions

▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses

▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

Exhibit X to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Logan Capital Long/Short Fund
Logan Capital Large Cap Growth Fund
Logan Capital International Fund
Logan Capital Small Cap Growth Fund
Logan Capital Large Cap Core Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at June, 2012

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$ [   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$ [   ] /U.S. Bank repo agreement transaction
$ [   ] /short sale
$ [   ] /option/future contract written, exercised or expired
$ [   ] /mutual fund trade/Fed wire/margin variation Fed wire
$ [   ] /physical transaction
$ [   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [   ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

*Subject to annual CPI increase, Milwaukee, MSA
Fees are billed monthly.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit X (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at June, 2012
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	$[ ]	Lebanon	All	[ ]	$[ ]
Australia	All	[ ]	$[ ]	Lithuania	All	[ ]	$[ ]
Austria	All	[ ]	$[ ]	Luxembourg	All	[ ]	$[ ]
Bahrain	All	[ ]	$[ ]	Malaysia	All	[ ]	$[ ]
Bangladesh	All	[ ]	$[ ]	Mali*	All	[ ]	$[ ]
Belgium	All	[ ]	$[ ]	Malta	All	[ ]	$[ ]
Benin*	All	[ ]	$[ ]	Mauritius	All	[ ]	$[ ]
Bermuda	All	[ ]	$[ ]	Mexico	All	[ ]	$[ ]
Botswana	All	[ ]	$[ ]	Morocco	All	[ ]	$[ ]
Brazil	All	[ ]	$[ ]	Namibia	All	[ ]	$[ ]
Bulgaria	All	[ ]	$[ ]	Netherlands	All	[ ]	$[ ]
Burkina Faso*	All	[ ]	$[ ]	New Zealand	All	[ ]	$[ ]
Canada	All	[ ]	$[ ]	Niger*	All	[ ]	$[ ]
Cayman Islands*	All	[ ]	$[ ]	Nigeria	All	[ ]	$[ ]
Channel Islands*	All	[ ]	$[ ]	Norway	All	[ ]	$[ ]
Chile	All	[ ]	$[ ]	Oman	All	[ ]	$[ ]
China“A” Shares	All	[ ]	$[ ]	Pakistan	All	[ ]	$[ ]
China“B” Shares	All	[ ]	$[ ]	Peru	All	[ ]	$[ ]
Columbia	All	[ ]	$[ ]	Philippines	All	[ ]	$[ ]
Costa Rica	All	[ ]	$[ ]	Poland	All	[ ]	$[ ]
Croatia	All	[ ]	$[ ]	Portugal	All	[ ]	$[ ]
Cyprus*	All	[ ]	$[ ]	Qatar	All	[ ]	$[ ]
Czech Republic	All	[ ]	$[ ]	Romania	All	[ ]	$[ ]
Denmark	All	[ ]	$[ ]	Russia	Equities/Bonds	[ ]	$[ ]
Ecuador	All	[ ]	$[ ]	Russia	MINFINs	[ ]	$[ ]
Egypt	All	[ ]	$[ ]	Senegal*	All	[ ]	$[ ]
Estonia	All	[ ]	$[ ]	Singapore	All	[ ]	$[ ]
Euromarkets(3)	All	[ ]	$[ ]	Slovak Republic	All	[ ]	$[ ]
Finland	All	[ ]	$[ ]	Slovenia	All	[ ]	$[ ]
France	All	[ ]	$[ ]	South Africa	All	[ ]	$[ ]
Germany	All	[ ]	$[ ]	South Korea	All	[ ]	$[ ]
Ghana	All	[ ]	$[ ]	Spain	All	[ ]	$[ ]
Greece	All	[ ]	$[ ]	Sri Lanka	All	[ ]	$[ ]
Guinea Bissau*	All	[ ]	$[ ]	Swaziland	All	[ ]	$[ ]
Hong Kong	All	[ ]	$[ ]	Sweden	All	[ ]	$[ ]
Hungary	All	[ ]	$[ ]	Switzerland	All	[ ]	$[ ]
Iceland	All	[ ]	$[ ]	Taiwan	All	[ ]	$[ ]
India	All	[ ]	$[ ]	Thailand	All	[ ]	$[ ]
Indonesia	All	[ ]	$[ ]	Togo*	All	[ ]	$[ ]
Ireland	All	[ ]	$[ ]	Trinidad & Tobago*	All	[ ]	$[ ]
Israel	All	[ ]	$[ ]	Tunisia	All	[ ]	$[ ]
Italy	All	[ ]	$[ ]	Turkey	All	[ ]	$[ ]
Ivory Coast	All	[ ]	$[ ]	UAE	All	[ ]	$[ ]
Jamaica*	All	[ ]	$[ ]	United Kingdom	All	[ ]	$[ ]
Japan	All	[ ]	$[ ]	Ukraine	All	[ ]	$[ ]
Jordan	All	[ ]	$[ ]	Uruguay	All	[ ]	$[ ]
Kazakhstan	All	[ ]	$[ ]	Venezuela	All	[ ]	$[ ]
Kenya	All	[ ]	$[ ]	Vietnam*	All	[ ]	$[ ]
Latvia	Equities	[ ]	$[ ]	Zambia	All	[ ]	$[ ]
Latvia	Bonds	[ ]	$[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Exhibit X (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Base Fee - A monthly base charge of $[     ] per account (fund) will apply.

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

Cash Transactions

▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses

▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

 Exhibit Y to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Name of Series
Shenkman Short Duration High Income Fund

Multiple Series Trust DOMESTIC CUSTODY SERVICES FEE SCHEDULE at December, 2012

Annual Fee Based Upon Market Value Per Fund*
[   ] basis point on average daily market value
Minimum annual fee per fund - $[   ]
Plus portfolio transaction fees

Portfolio Transaction Fees
$ [   ] /book entry DTC transaction/Federal Reserve transaction/principal paydown
$ [   ] /U.S. Bank repo agreement transaction
$ [   ] /short sale
$ [   ] /option/future contract written, exercised or expired
$ [   ] /mutual fund trade/Fed wire/margin variation Fed wire
$ [   ] /physical transaction
$ [   ] /segregated account per year

▪ A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪ No charge for the initial conversion free receipt.
▪ Overdrafts – charged to the account at prime interest rate plus [     ].

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, and extraordinary expenses based upon complexity.

Bank Loan Services - $[   ] annual base fee per account

*Subject to annual CPI increase, Milwaukee MSA.
Fees are billed monthly.

Advisor signature is not required at December 6, 2012 as the custody fees are not changing.

Exhibit Y (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

GLOBAL SUB-CUSTODIAL SERVICES ANNUAL FEE SCHEDULE at September, 2012
Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	[ ]	$[ ]	Lebanon	All	[ ]	$[ ]
Australia	All	[ ]	$[ ]	Lithuania	All	[ ]	$[ ]
Austria	All	[ ]	$[ ]	Luxembourg	All	[ ]	$[ ]
Bahrain	All	[ ]	$[ ]	Malaysia	All	[ ]	$[ ]
Bangladesh	All	[ ]	$[ ]	Mali*	All	[ ]	$[ ]
Belgium	All	[ ]	$[ ]	Malta	All	[ ]	$[ ]
Benin*	All	[ ]	$[ ]	Mauritius	All	[ ]	$[ ]
Bermuda	All	[ ]	$[ ]	Mexico	All	[ ]	$[ ]
Botswana	All	[ ]	$[ ]	Morocco	All	[ ]	$[ ]
Brazil	All	[ ]	$[ ]	Namibia	All	[ ]	$[ ]
Bulgaria	All	[ ]	$[ ]	Netherlands	All	[ ]	$[ ]
Burkina Faso*	All	[ ]	$[ ]	New Zealand	All	[ ]	$[ ]
Canada	All	[ ]	$[ ]	Niger*	All	[ ]	$[ ]
Cayman Islands*	All	[ ]	$[ ]	Nigeria	All	[ ]	$[ ]
Channel Islands*	All	[ ]	$[ ]	Norway	All	[ ]	$[ ]
Chile	All	[ ]	$[ ]	Oman	All	[ ]	$[ ]
China“A” Shares	All	[ ]	$[ ]	Pakistan	All	[ ]	$[ ]
China“B” Shares	All	[ ]	$[ ]	Peru	All	[ ]	$[ ]
Columbia	All	[ ]	$[ ]	Philippines	All	[ ]	$[ ]
Costa Rica	All	[ ]	$[ ]	Poland	All	[ ]	$[ ]
Croatia	All	[ ]	$[ ]	Portugal	All	[ ]	$[ ]
Cyprus*	All	[ ]	$[ ]	Qatar	All	[ ]	$[ ]
Czech Republic	All	[ ]	$[ ]	Romania	All	[ ]	$[ ]
Denmark	All	[ ]	$[ ]	Russia	Equities/Bonds	[ ]	$[ ]
Ecuador	All	[ ]	$[ ]	Russia	MINFINs	[ ]	$[ ]
Egypt	All	[ ]	$[ ]	Senegal*	All	[ ]	$[ ]
Estonia	All	[ ]	$[ ]	Singapore	All	[ ]	$[ ]
Euromarkets(3)	All	[ ]	$[ ]	Slovak Republic	All	[ ]	$[ ]
Finland	All	[ ]	$[ ]	Slovenia	All	[ ]	$[ ]
France	All	[ ]	$[ ]	South Africa	All	[ ]	$[ ]
Germany	All	[ ]	$[ ]	South Korea	All	[ ]	$[ ]
Ghana	All	[ ]	$[ ]	Spain	All	[ ]	$[ ]
Greece	All	[ ]	$[ ]	Sri Lanka	All	[ ]	$[ ]
Guinea Bissau*	All	[ ]	$[ ]	Swaziland	All	[ ]	$[ ]
Hong Kong	All	[ ]	$[ ]	Sweden	All	[ ]	$[ ]
Hungary	All	[ ]	$[ ]	Switzerland	All	[ ]	$[ ]
Iceland	All	[ ]	$[ ]	Taiwan	All	[ ]	$[ ]
India	All	[ ]	$[ ]	Thailand	All	[ ]	$[ ]
Indonesia	All	[ ]	$[ ]	Togo*	All	[ ]	$[ ]
Ireland	All	[ ]	$[ ]	Trinidad & Tobago*	All	[ ]	$[ ]
Israel	All	[ ]	$[ ]	Tunisia	All	[ ]	$[ ]
Italy	All	[ ]	$[ ]	Turkey	All	[ ]	$[ ]
Ivory Coast	All	[ ]	$[ ]	UAE	All	[ ]	$[ ]
Jamaica*	All	[ ]	$[ ]	United Kingdom	All	[ ]	$[ ]
Japan	All	[ ]	$[ ]	Ukraine	All	[ ]	$[ ]
Jordan	All	[ ]	$[ ]	Uruguay	All	[ ]	$[ ]
Kazakhstan	All	[ ]	$[ ]	Venezuela	All	[ ]	$[ ]
Kenya	All	[ ]	$[ ]	Vietnam*	All	[ ]	$[ ]
Latvia	Equities	[ ]	$[ ]	Zambia	All	[ ]	$[ ]
Latvia	Bonds	[ ]	$[ ]

* Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.

Exhibit Y (continued) to the Separate Series of Advisors Series Trust
Amended and Restated Custody Agreement

Annual Base Fee - $[   ] per account (fund) will apply.

▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge (surcharge schedule available upon request).

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Straight Through Processing - fees waived.

Cash Transactions

▪	3rd Party Foreign Exchange – a Foreign Exchange transaction undertaken through a 3rd party will be charged $[ ].

Tax Reclamation Services - May be subject to additional charges depending upon the service level agreed.  Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[   ] per claim.

Out of Pocket Expenses

▪
Charges incurred by U.S. Bank, N.A.  for local taxes, stamp duties or other local duties and assessments, stock exchange fees, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.